Exhibit 99.1

Supplemental Operating and Financial Data

for the Quarter Ended June 30, 2009

Boston Properties, Inc.

Second Quarter 2009

Table of Contents

Page
Company Profile	3
Investor Information	4
Research Coverage	5
Financial Highlights	6
Consolidated Balance Sheets	7
Consolidated Income Statements	8
Funds From Operations	9
Reconciliation to Diluted Funds From Operations	10
Funds Available for Distribution and Interest Coverage Ratios	11
Capital Structure	12
Debt Analysis	13-15
Unconsolidated Joint Ventures	16-17
Value-Added Fund	18
Portfolio Overview-Square Footage	19
In-Service Property Listing	20-22
Top 20 Tenants and Tenant Diversification	23
Office Properties-Lease Expiration Roll Out	24
Office/Technical Properties-Lease Expiration Roll Out	25
Retail Properties - Lease Expiration Roll Out	26
Grand Total - Office, Office/Technical, Industrial and Retail Properties	27
Greater Boston Area Lease Expiration Roll Out	28-29
Washington, D.C. Area Lease Expiration Roll Out	30-31
San Francisco Area Lease Expiration Roll Out	32-33
Midtown Manhattan Area Lease Expiration Roll Out	34-35
Princeton Area Lease Expiration Roll Out	36-37
CBD/Suburban Lease Expiration Roll Out	38-39
Hotel Performance and Occupancy Analysis	40
Same Property Performance	41
Reconciliation to Same Property Performance and Net Income	42-43
Leasing Activity	44
Capital Expenditures, Tenant Improvements and Leasing Commissions	45
Acquisitions/Dispositions	46
Value Creation Pipeline - Construction in Progress	47
Value Creation Pipeline - Land Parcels and Purchase Options	48
Definitions	49-50

This supplemental package contains forward-looking statements within the meaning of the Federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “plans,” “projects,” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond Boston Properties’ control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the ability of our joint venture partners to satisfy their obligations, the costs and availability of financing, the effectiveness of our hedging programs, the effects of local economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, the impact of newly adopted accounting principles on the Company’s accounting policies and on period-to-period comparisons of financial results, regulatory changes and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. Boston Properties does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Boston Properties, Inc.

Second Quarter 2009

COMPANY PROFILE

The Company

Boston Properties, Inc. (the “Company”), a self-administered and self-managed real estate investment trust (REIT), is one of the largest owners, managers, and developers of first-class office properties in the United States, with a significant presence in five markets: Boston, Washington, D.C., Midtown Manhattan, San Francisco, and Princeton, N.J. The Company was founded in 1970 by Mortimer B. Zuckerman and Edward H. Linde in Boston, where it maintains its headquarters. Boston Properties became a public company in June 1997. The Company acquires, develops, and manages its properties through full-service regional offices. Its property portfolio is comprised primarily of first-class office space and also includes one hotel. Boston Properties is well-known for its in-house building management expertise and responsiveness to tenants’ needs. The Company holds a superior track record in developing premium Central Business District (CBD) office buildings, suburban office centers and build-to-suit projects for the U.S. government and a diverse array of creditworthy tenants.

Management

Boston Properties’ senior management team is among the most respected and accomplished in the REIT industry. Our deep and talented team of thirty-three individuals average twenty-five years of real estate experience and sixteen years with Boston Properties. We believe that our size, management depth, financial strength, reputation, and relationships of key personnel provide a competitive advantage to realize growth through property development and acquisitions. Boston Properties benefits from the reputation and relationships of key personnel, including Mortimer B. Zuckerman, Chairman of our Board of Directors, Edward H. Linde, Chief Executive Officer, and Douglas T. Linde, our President. Each has a national reputation, which attracts business and investment opportunities. In addition, our two Executive Vice Presidents and other senior officers that serve as Regional Managers have strong reputations that aid us in identifying and closing on new opportunities, having opportunities brought to us, and negotiating with tenants and build-to-suit prospects. Boston Properties’ Board of Directors consists of ten distinquished members, the majority of which serve as Independent Directors.

Strategy

Boston Properties’ primary business objective is to maximize return on investment in an effort to provide its stockholders with the greatest possible total return. To achieve this objective, the Company maintains a consistent strategy, which includes: concentrating on a few carefully selected markets - characterized by high barriers to the creation of new supply and strong real estate fundamentals - where tenants have demonstrated a preference for high-quality office buildings and other facilities; selectively acquiring assets which increase its penetration in these select markets; taking on complex, technically-challenging projects that leverage the skills of its management team to successfully develop, acquire, and reposition properties; exploring joint-venture opportunities with partners who seek to benefit from the Company’s depth of development and management expertise; pursuing the sale of properties (on a selective basis) to take advantage of its value creation and the demand for its premier properties; and continuing to enhance the Company’s balanced capital structure through its access to a variety of capital sources.

Snapshot

(as of June 30, 2009)

Corporate Headquarters	Boston, Massachusetts
Markets	Boston, Midtown Manhattan, Washington, D.C., San Francisco, and Princeton, N.J.
Fiscal Year-End	December 31
Total Properties (includes unconsolidated joint ventures)	146
Total Square Feet (includes unconsolidated joint ventures)	49.1 million
Common Shares and Units Outstanding (as converted, but excluding outperformance plan units)	161.3 million
Dividend - Quarter/Annualized	$0.50/$2.00
Dividend Yield	4.19%
Total Combined Market Capitalization	$15.2 billion
Senior Debt Ratings	Baa2 (Moody’s); BBB (Fitch); A- (S&P)

Boston Properties, Inc.

Second Quarter 2009

INVESTOR INFORMATION

Board of Directors		Management
Mortimer B. Zuckerman Chairman of the Board	Fredrick J. Iseman Director	Douglas T. Linde President	Mitchell S. Landis Senior Vice President and Regional Manager of Princeton

Edward H. Linde Chief Executive Officer and Director	Alan J. Patricof Director, Chair of Audit Committee	E. Mitchell Norville Executive Vice President, Chief Operating Officer	Robert E. Pester Senior Vice President and Regional Manager of San Francisco

Lawrence S. Bacow Director	Richard E. Salomon Director, Chair of Compensation Committee	Raymond A. Ritchey Executive Vice President, National Director of Acquisitions & Development	Robert E. Selsam Senior Vice President and Regional Manager of New York

Zoë Baird Director, Chair of Nominating & Corporate Governance Committee	Martin Turchin Director	Michael E. LaBelle Senior Vice President, Chief Financial Officer	Frank D. Burt Senior Vice President, General Counsel

Carol B. Einiger Director	David A. Twardock Director	Peter D. Johnston Senior Vice President and Regional Manager of Washington, D.C.	Michael R. Walsh Senior Vice President, Finance

		Bryan J. Koop Senior Vice President and Regional Manager of Boston	Arthur S. Flashman Vice President, Controller
Company Information
Corporate Headquarters	Trading Symbol	Investor Relations	Inquires
800 Boylston Street Suite 1900 Boston, MA 02199 (t) 617.236.3300 (f) 617.236.3311	BXP Stock Exchange Listing New York Stock Exchange	Boston Properties, Inc. 800 Boylston Street, Suite 1900 Boston, MA 02199 (t) 617.236.3322 (f) 617.236.3311 www.bostonproperties.com

Inquiries should be directed to Michael Walsh, Senior Vice President, Finance at 617.236.3410 or

mwalsh@bostonproperties.com

Arista Joyner, Investor Relations Manager

at 617.236.3343 or

ajoyner@bostonproperties.com

Common Stock Data (NYSE: BXP)

Boston Properties’ common stock has the following characteristics (based on information reported by the New York Stock Exchange):

	Q2 2009	Q1 2009	Q4 2008	Q3 2008	Q2 2008
High Closing Price	$53.01	$55.55	$89.30	$104.35	$105.04
Low Closing Price	$34.74	$31.49	$43.28	$87.00	$90.07
Average Closing Price	$46.52	$41.40	$60.92	$96.41	$97.79
Closing Price, at the end of the quarter	$47.70	$35.03	$55.00	$93.66	$90.22
Dividends per share - annualized	$2.00	$2.72	$2.72	$2.72	$2.72
Closing dividend yield - annualized	4.19%	7.76%	4.95%	2.90%	3.01%
Closing common shares outstanding, plus common, preferred and LTIP units on an as-converted basis (but excluding outperformance plan units) (thousands) (1)	161,345	144,069	143,497	142,455	142,447
Closing market value of outstanding shares and units (thousands)	$7,696,157	$5,046,737	$7,892,335	$13,342,335	$12,851,568

(1)	For additional detail, see page 12.

Timing

Quarterly results for 2009 will be announced according to the following schedule:

Third Quarter	Late October 2009
Fourth Quarter	Late January 2010

Boston Properties, Inc.

Second Quarter 2009

RESEARCH COVERAGE

Equity Research Coverage		Debt Research Coverage
John Eade	Steve Sakwa / Ian Weissman	Thomas Cook	Rating Agencies:
Argus Research Company	ISI Group	Citi Investment Research
212.427.7500	212.446.9462 / 212.446.9461	212.723.1112	Janice Svec
Fitch Ratings
Jeffrey Spector / Jamie Feldman	Anthony Paolone / Michael Mueller	John Giordano	212.908.0304
Bank of America-Merrill Lynch	J.P. Morgan Securities	Credit Suisse Securities
212.449.6329 / 212.449.6339	212.622.6682 / 212.622.6689	212.538.4935	Karen Nickerson
Moody’s Investors Service
Ross Smotrich / Jeff Langbaum	Sheila McGrath / Bill Carrier	Mark Streeter	212.553.4924
Barclays Capital	Keefe, Bruyette & Woods	J.P. Morgan Securities
212.526.2306 / 212.526.0971	212.887.7793 / 212.887.3810	212.834.5086	Linda Phelps
Standard & Poor’s
Michael Bilerman / Joshua Attie	Jordan Sadler / Craig Mailman	Thierry Perrein / Jason Jones	212.438.3059
Citigroup Global Markets	KeyBanc Capital Markets	Wachovia
212.816.1383 / 212.816.1685	917.368.2280 / 917.368.2316	704.715.8455 / 704.715.7932

Steve Benyik	Nick Pirsos
Credit Suisse	Macquarie Research Equities
212.538.0239	212.231.2457

John Perry	Mark Biffert / Marisha Clinton
Deutsche Bank Securities	Oppenheimer & Company
212.250.4912	212.667.7062 / 212.667.7416

Wilkes Graham	David Rodgers / Mike Carroll
Friedman, Billings, Ramsey	RBC Capital Markets
703.312.9737	440.715.2647 / 440.715.2649

Jay Habermann / Sloan Bohlen	Alexander Goldfarb
Goldman Sachs & Company	Sandler O’Neill & Partners
917.343.4260 / 212.902.2796	212.466.7937

Michael Knott / Lukas Hartwich	John Guinee / Erin Aslakson
Green Street Advisors	Stifel, Nicolaus & Company
949.640.8780 / 949.640.8780	443.224.1307 / 443.224.1350

Ross Nussbaum / Rob Salisbury
UBS Securities
212.713.2484 / 212.713.4760

With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding Boston Properties’ performance made by the analysts listed above do not represent the opinions, estimates or forecasts of Boston Properties or its management. Boston Properties does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts.

Boston Properties, Inc.

Second Quarter 2009

FINANCIAL HIGHLIGHTS

(unaudited and in thousands, except per share amounts)

This section includes non-GAAP financial measures, which are accompanied by what we consider the most directly comparable financial measures calculated and presented in accordance with GAAP. Quantitative reconciliations of the differences between the non-GAAP financial measures presented and the most directly comparable GAAP financial measures are shown on pages 9 through 11. A description of the non-GAAP financial measures we present and a statement of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company’s financial condition and results of operations can be found on pages 49-50.

	Three Months Ended
	30-Jun-09	31-Mar-09	31-Dec-08	30-Sep-08	30-Jun-08
Selected Items:
Revenue	$389,490	$377,544	$390,300	$357,988	$368,680
Straight-line rent (SFAS 13) (1) (2)	$12,966	$16,081	$15,989	$(7,216)	$11,220
Fair value lease revenue (SFAS 141) (2) (3)	$25,421	$24,660	$27,696	$25,730	$7,105
Company share of funds from operations from unconsolidated joint ventures	$33,447	$36,473	$(151,160)	$34,312	$10,827
Lease termination fees (included in revenue) (2)	$14,859	$1,179	$8,149	$1,438	$1,509
FSP APB 14-1 interest expense adjustment (4)	$9,470	$9,430	$9,280	$7,455	$5,552
Capitalized interest	$12,087	$12,110	$13,076	$12,366	$10,550
Capitalized wages	$2,923	$2,375	$2,988	$3,036	$3,012
Operating Margins [(rental revenue - rental expense)/rental revenue] (5)	68.2%	67.6%	68.3%	64.3%	67.7%
Impairment losses on investments in unconsolidated joint ventures (6)	$7,357	$—	$188,325	$—	$—
Net income (loss) attributable to Boston Properties, Inc.	$67,152	$44,598	$(98,063)	$43,079	$75,483
Funds from operations (FFO) attributable to Boston Properties, Inc.	$166,668	$134,847	$(642)	$132,517	$140,951
FFO per share - diluted	$1.32	$1.11	$(0.01)	$1.09	$1.16
Net income (loss) attributable to Boston Properties, Inc. per share - basic	$0.54	$0.37	$(0.81)	$0.36	$0.63
Net income (loss) attributable to Boston Properties, Inc. per share - diluted	$0.53	$0.37	$(0.81)	$0.35	$0.62
Dividends per common share	$0.50	$0.68	$0.68	$0.68	$0.68
Funds available for distribution to common shareholders and common unitholders (FAD) (7)	$141,494	$129,807	$133,970	$132,936	$141,920

Ratios:
Interest Coverage Ratio (excluding capitalized interest) - cash basis (8)	3.65	3.46	3.50	3.46	3.58
Interest Coverage Ratio (including capitalized interest) - cash basis (8)	3.09	2.93	2.93	2.91	3.06
FFO Payout Ratio	37.88%	61.26%	-6800.00%	62.39%	58.62%
FAD Payout Ratio	56.54%	74.76%	72.15%	72.25%	67.53%

	30-Jun-09	31-Mar-09	31-Dec-08	30-Sep-08	30-Jun-08
Capitalization:
Common Stock Price @ Quarter End	$47.70	$35.03	$55.00	$93.66	$90.22
Equity Value @ Quarter End	$7,696,157	$5,046,737	$7,892,335	$13,342,335	$12,851,568
Total Consolidated Debt	$5,957,696	$6,112,800	$6,092,884	$5,923,151	$5,401,101
Total Consolidated Market Capitalization	$13,653,853	$11,159,537	$13,985,219	$19,265,486	$18,252,669
Total Consolidated Debt/Total Consolidated Market Capitalization (9)	43.63%	54.78%	43.57%	30.74%	29.59%

BXP’s Share of Joint Venture Debt	$1,555,344	$1,554,546	$1,554,508	$1,552,801	$1,200,731
Total Combined Debt	$7,513,040	$7,667,346	$7,647,392	$7,475,952	$6,601,832
Total Combined Market Capitalization (10)	$15,209,197	$12,714,083	$15,539,727	$20,818,287	$19,453,401
Total Combined Debt/Total Combined Market Capitalization (10) (11)	49.40%	60.31%	49.21%	35.91%	33.94%

(1)	During the quarter ended September 30, 2008, the Company established non-cash reserves for the accrued straight-line rent balances associated with the Company’s leases with Lehman Brothers Inc. and Heller Ehrman LLP totaling approximately $13.2 million and $7.8 million, respectively.
(2)	Includes the Company’s share of unconsolidated joint venture amounts. For additional detail, see page 17.
(3)	Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
(4)	During the first quarter 2009, the Company adopted the provisions of FASB Staff Position (“FSP”) No. APB 14-1 “Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement)” (“FSP No. APB 14-1”) that requires the liability and equity components of convertible debt instruments that may be settled in cash upon conversion (including partial cash settlement) to be separately accounted for in a manner that reflects the issuer’s nonconvertible debt borrowing rate.
(5)	Rental Expense consists of operating expenses and real estate taxes. Amounts are exclusive of the gross up of reimbursable electricity and other amounts totaling $8,993, $9,311, $9,854, $10,571 and $9,860 for the three months ended June 30, 2009, March 31, 2009, December 31, 2008, September 30, 2008 and June 30, 2008, respectively. Operating margins for the three months ended September 30, 2008 are impacted by the establishment of reserves associated with the Company’s leases with Lehman Brothers Inc. and Heller Ehrman LLP of $13.2 million and $7.8 million, respectively. During the quarter ended December 31, 2008, the Company entered into an agreement to terminate its lease with Heller Ehrman LLP. During the quarter ended June 30, 2009, Lehman Brothers, Inc. rejected its lease in bankruptcy.
(6)	Represents the non-cash impairment losses on the Company’s investments in unconsolidated joint ventures in accordance with APB No. 18, “The Equity Method of Accounting for Investments in Common Stock.”
(7)	For a quantitative reconciliation of the differences between FAD and FFO, see page 11.
(8)	For additional detail, see page 11.
(9)	For disclosures related to our definition of Total Consolidated Debt to Total Consolidated Market Capitalization, see page 50.
(10)	For additional detail, see page 12.
(11)	For disclosures related to our definition of Total Combined Debt to Total Combined Market Capitalization, see page 49.

Boston Properties, Inc.

Second Quarter 2009

CONSOLIDATED BALANCE SHEETS

(unaudited and in thousands)

	30-Jun-09	31-Mar-09	31-Dec-08	30-Sep-08	30-Jun-08
ASSETS
Real estate	$9,687,069	$9,577,375	$9,560,924	$9,435,387	$9,277,971
Development in progress	934,397	916,220	835,983	818,085	738,984
Land held for future development	240,377	239,765	228,300	253,891	253,313
Less accumulated depreciation	(1,901,558)	(1,835,283)	(1,768,785)	(1,710,875)	(1,647,145)

Total real estate	8,960,285	8,898,077	8,856,422	8,796,488	8,623,123
Cash and cash equivalents	819,245	143,789	241,510	55,597	112,110
Cash held in escrows	22,289	19,420	21,970	34,311	59,644
Marketable securities	11,173	9,408	11,590	16,160	20,372
Tenant and other receivables, net	78,495	69,116	68,743	57,554	42,116
Note receivable (1)	270,000	270,000	270,000	270,000	270,000
Accrued rental income, net	340,123	331,237	316,711	316,411	326,149
Deferred charges, net	283,830	301,889	325,369	313,530	305,287
Prepaid expenses and other assets	22,905	47,664	22,401	44,039	26,511
Investments in unconsolidated joint ventures (2)	772,319	781,336	782,760	973,396	606,696

Total assets	$11,580,664	$10,871,936	$10,917,476	$10,877,486	$10,392,008

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable	$2,603,597	$2,669,705	$2,660,642	$2,282,699	$2,535,496
Unsecured senior notes, net of discount	1,472,617	1,472,495	1,472,375	1,472,258	1,472,141
Unsecured exchangeable senior notes, net of discount (3)	1,881,482	1,870,600	1,859,867	1,849,194	1,193,464
Unsecured line of credit	—	100,000	100,000	319,000	200,000
Accounts payable and accrued expenses	223,909	200,269	171,791	164,986	183,192
Dividends and distributions payable	80,475	97,547	97,162	96,491	96,451
Accrued interest payable	66,463	50,329	67,132	48,705	55,979
Other liabilities	126,560	133,662	173,750	167,646	187,104

Total liabilities	6,455,103	6,594,607	6,602,719	6,400,979	5,923,827

Commitments and contingencies	—	—	—	—	—

Noncontrolling interest (4):
Redeemable preferred units of the Operating Partnership	55,652	55,652	55,652	55,652	55,652

Equity:
Stockholders’ equity attributable to Boston Properties, Inc.:
Excess stock, $.01 par value, 150,000,000 shares authorized, none issued or outstanding	—	—	—	—	—
Preferred stock, $.01 par value, 50,000,000 shares authorized, none issued or outstanding	—	—	—	—	—
Common stock, $.01 par value, 250,000,000 shares authorized, 138,548,661, 121,278,522, 121,180,655, 119,851,868 and 119,756,240 outstanding, respectively	1,385	1,213	1,212	1,199	1,198
Additional paid-in capital	4,358,830	3,560,797	3,565,466	3,512,336	3,458,620
Earnings in excess of dividends	115,027	117,082	154,953	335,098	373,545
Treasury common stock, at cost	(2,722)	(2,722)	(2,722)	(2,722)	(2,722)
Accumulated other comprehensive loss	(28,464)	(29,202)	(29,916)	(37,445)	(41,868)

Total stockholders’ equity attributable to Boston Properties, Inc.	4,444,056	3,647,168	3,688,993	3,808,466	3,788,773

Noncontrolling interests (4):
Common units of the Operating Partnership	620,752	568,849	563,212	599,096	599,108
Property partnerships	5,101	5,660	6,900	13,293	24,648

Total equity	5,069,909	4,221,677	4,259,105	4,420,855	4,412,529

Total liabilities and equity	$11,580,664	$10,871,936	$10,917,476	$10,877,486	$10,392,008

(1)	The note receivable represents a partner loan from the Company to the joint venture that owns the General Motors Building, see page 16.
(2)	During the quarter ended December 31, 2008, the Company recognized a reduction in the carrying values of certain of the investments as a result of non-cash impairment losses aggregating approximately $188.3 million in accordance with APB No. 18 “The Equity Method of Accounting for Investments in Common Stock.”
(3)	During the first quarter 2009, the Company adopted FSP No. APB 14-1, which requires the liability and equity components of convertible debt instruments that may be settled in cash upon conversion (including partial cash settlement) to be separately accounted for in a manner that reflects the issuer’s nonconvertible debt borrowing rate. For additional detail, see page 12.
(4)	Effective January 1, 2009, the Company adopted Statement of Financial Accounting Standard No. 160, “Noncontrolling Interests in Consolidated Financial Statements - an Amendment of ARB No. 51” (“SFAS No. 160”) and EITF Topic No.D-98 “Classification and Measurement of Redeemable Securities” (Amended), under which noncontrolling interests of the Company (previously known as “minority interests”) are reclassified either as a component of equity or in the mezzanine section of the balance sheet as temporary equity depending on the terms of such noncontrolling interests. Under SFAS No. 160, net income encompasses the total income of all consolidated subsidiaries and there is a separate disclosure of the attribution of that income between controlling and noncontrolling interests. The implementation of this standard had no effect on the Company’s results of operations.

Boston Properties, Inc.

Second Quarter 2009

CONSOLIDATED INCOME STATEMENTS

(in thousands, except for per share amounts)

(unaudited)

	Three Months Ended
	30-Jun-09	31-Mar-09	31-Dec-08	30-Sep-08	30-Jun-08
Revenue:
Rental
Base Rent (1)	$304,864	$293,517	$300,544	$266,205	$281,072
Recoveries from tenants	49,821	52,408	50,032	55,968	49,848
Parking and other	18,416	16,941	17,663	16,624	17,317

Total rental revenue	373,101	362,866	368,239	338,797	348,237
Hotel revenue	7,396	6,062	12,158	8,482	9,708
Development and management services	8,551	8,296	9,024	9,557	6,460
Interest and other (2)	442	320	879	1,152	4,275

Total revenue	389,490	377,544	390,300	357,988	368,680

Expenses:
Operating	70,918	70,082	71,890	77,324	71,227
Real estate taxes	53,812	53,779	51,589	50,391	47,876
Hotel operating	5,359	5,472	8,846	6,318	6,449
General and administrative (2)	18,532	17,420	16,552	18,758	17,467
Interest (3) (4)	78,633	78,930	78,862	74,662	69,302
Depreciation and amortization	87,005	77,370	79,766	75,321	74,389
Loss from suspension of development	—	27,766	—	—	—
Net derivative losses (gains)	—	—	7,172	6,318	(257)
Losses from early extinguishments of debt	494	—	—	—	—
Losses (gains) from investments in securities (2)	(1,194)	587	2,631	940	160

Total expenses	313,559	331,406	317,308	310,032	286,613

Income before income (loss) from unconsolidated joint ventures, gains on sales of real estate and net income (loss) attributable to noncontrolling interests	75,931	46,138	72,992	47,956	82,067
Income (loss) from unconsolidated joint ventures (5)	(351)	5,097	(187,559)	2,644	1,855
Gains on sales of real estate	4,493	2,795	1,946	1,753	6,203

Net income	80,073	54,030	(112,621)	52,353	90,125
Net income (loss) attributable to noncontrolling interests (6):
Noncontrolling interests in property partnerships	(691)	(510)	(427)	(525)	(420)
Noncontrolling interest - common units of the Operating Partnership (7)	(10,629)	(7,531)	16,217	(7,562)	(12,373)
Noncontrolling interest in gains on sales of real estate - common units of the Operating Partnership (7)	(629)	(401)	(279)	(256)	(900)
Noncontrolling interest - redeemable preferred units of the Operating Partnership	(972)	(990)	(953)	(931)	(949)

Net income (loss) attributable to Boston Properties, Inc.	$67,152	$44,598	$(98,063)	$43,079	$75,483

INCOME (LOSS) PER SHARE OF COMMON STOCK (EPS)
Net income (loss) attributable to Boston Properties, Inc. per share - basic	$0.54	$0.37	$(0.81)	$0.36	$0.63

Net income (loss) attributable to Boston Properties, Inc. per share - diluted	$0.53	$0.37	$(0.81)	$0.35	$0.62

(1)	During the quarter ended September 30, 2008, the Company recognized reserves for Lehman Brothers Inc. and Heller Ehrman LLP totaling approximately $13.2 million and $7.8 million, respectively.
(2)	Losses (gains) from investments in securities includes $(1,036), $620, $1,660, $795 and $160, and general and administrative expenses includes $1,126, $(392), $(1,603), $(770) and $(138) for the three months ended June 30, 2009, March 31, 2009, December 31, 2008, September 30, 2008 and June 30, 2008, respectively, related to the Company’s deferred compensation plan. Prior period quarterly amounts have been reclassified from interest and other revenue to losses (gains) from investments in securities to conform to the current period presentation.
(3)	Interest expense is reported net of capitalized interest of $12,087, $12,110, $13,076, $12,366 and $10,550 for the three months ended June 30, 2009, March 31, 2009, December 31, 2008, September 30, 2008 and June 30, 2008, respectively.
(4)	Includes additional non-cash interest expense related to the adoption of FSP No. APB 14-1. For additional detail, see page 6.
(5)	Includes non-cash impairment losses aggregating approximately $7.4 million and $188.3 million for the three months ended June 30, 2009 and December 31, 2008, respectively, in accordance with APB No. 18 “The Equity Method of Accounting for Investments in Common Stock.”
(6)	Effective January 1, 2009, the Company adopted Statement of Financial Accounting Standard No. 160, “Noncontrolling Interests in Consolidated Financial Statements - an Amendment of ARB No. 51” (“SFAS No. 160”) and EITF Topic No.D-98 “Classification and Measurement of Redeemable Securities” (Amended), under which noncontrolling interests of the Company (previously known as “minority interests”) are reclassified either as a component of equity or in the mezzanine section of the balance sheet as temporary equity depending on the terms of such noncontrolling interests. Under SFAS No. 160, net income encompasses the total income of all consolidated subsidiaries and there is a separate disclosure of the attribution of that income between controlling and noncontrolling interests. The implementation of this standard had no effect on the Company’s results of operations.
(7)	Equals noncontrolling interest - common units of the Operating Partnership’s share of 13.99%, 14.34%, 14.33%, 14.58% and 14.51% of income before net income attributable to noncontrolling interests in Operating Partnership after deduction for preferred distributions for the three months ended June 30, 2009, March 31, 2009, December 31, 2008, September 30, 2008 and June 30, 2008, respectively.

Certain prior period amounts have been reclassified to conform to current period presentation.

Boston Properties, Inc.

Second Quarter 2009

FUNDS FROM OPERATIONS (FFO)

(in thousands, except for per share amounts)

(unaudited)

	Three Months Ended
	30-Jun-09	31-Mar-09	31-Dec-08	30-Sep-08	30-Jun-08
Net income (loss) attributable to Boston Properties, Inc.	$67,152	$44,598	$(98,063)	$43,079	$75,483
Add:
Noncontrolling interest in gains on sales of real estate - common units of the Operating Partnership	629	401	279	256	900
Noncontrolling interest - common units of the Operating Partnership	10,629	7,531	(16,217)	7,562	12,373
Noncontrolling interest - redeemable preferred units of the Operating Partnership	972	990	953	931	949
Noncontrolling interests in property partnerships	691	510	427	525	420
Less:
Income (loss) from unconsolidated joint ventures	(351)	5,097	(187,559)	2,644	1,855
Gains on sales of real estate	4,493	2,795	1,946	1,753	6,203

Income before income (loss) from unconsolidated joint ventures, gains on sales of real estate and net income (loss) attributable to noncontrolling interests	75,931	46,138	72,992	47,956	82,067
Add:
Real estate depreciation and amortization (1)	120,359	108,231	115,668	106,475	82,838
Income (loss) from unconsolidated joint ventures (2)	(351)	5,097	(187,559)	2,644	1,855
Less:
Noncontrolling interests in property partnerships’ share of funds from operations	1,199	1,060	897	1,013	928
Noncontrolling interest - redeemable preferred units of the Operating Partnership	972	990	953	931	949

Funds from operations (FFO)	193,768	157,416	(749)	155,131	164,883
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of funds from operations	27,100	22,569	(107)	22,614	23,932

FFO attributable to Boston Properties, Inc. (3)	$166,668	$134,847	$(642)	$132,517	$140,951

FFO per share - basic (2)	$1.33	$1.11	$(0.01)	$1.11	$1.18

Weighted average shares outstanding - basic	125,267	121,256	120,788	119,832	119,753

FFO per share - diluted (2)	$1.32	$1.11	$(0.01)	$1.09	$1.16

Weighted average shares outstanding - diluted	127,081	122,929	120,788	122,830	122,776

(1)	Real estate depreciation and amortization consists of depreciation and amortization from the consolidated statements of operations of $87,005, $77,370, $79,766, $75,321 and $74,389, our share of unconsolidated joint venture real estate depreciation and amortization of $33,798, $31,376, $36,399, $31,669 and $8,972, less corporate related depreciation of $444, $515, $497, $515 and $523, for the three months ended June 30, 2009, March 31, 2009, December 31, 2008, September 30, 2008 and June 30, 2008, respectively.
(2)	Includes non-cash impairment losses aggregating approximately $7.4 million, or $0.05 per share diluted, and $188.3 million, or $1.33 per share diluted, for the three months ended June 30, 2009 and December 31, 2008, respectively, in accordance with APB No. 18 “The Equity Method of Accounting for Investments in Common Stock.”
(3)	Based on weighted average shares for the quarter. Company’s share for the quarter ended June 30, 2009, March 31, 2009, December 31, 2008, September 30, 2008 and June 30, 2008 was 86.01%, 85.66%, 85.67%, 85.42% and 85.49%, respectively.

Boston Properties, Inc.

Second Quarter 2009

RECONCILIATION TO DILUTED FUNDS FROM OPERATIONS

(in thousands, except for per share amounts)

(unaudited)

	June 30, 2009		March 31, 2009		December 31, 2008		September 30, 2008		June 30, 2008
	Income	Shares/Units	Income	Shares/Units	Income	Shares/Units	Income	Shares/Units	Income	Shares/Units
	(Numerator)	(Denominator)	(Numerator)	(Denominator)	(Numerator)	(Denominator)	(Numerator)	(Denominator)	(Numerator)	(Denominator)
Basic FFO	$193,768	145,635	$157,416	141,550	$(749)	140,993	$155,131	140,281	$164,883	140,086
Effect of Dilutive Securities
Convertible Preferred Units	972	1,461	990	1,461	—	—	931	1,461	949	1,461
Stock based compensation	—	353	—	212	—	—	—	1,537	—	1,562

Diluted FFO	$194,740	147,449	$158,406	143,223	$(749)	140,993	$156,062	143,279	$165,832	143,109

Less:
Noncontrolling interest - common units of the Operating Partnership’s share of diluted funds from operations	26,901	20,368	22,446	20,294	(107)	20,205	22,274	20,449	23,562	20,333

Company’s share of diluted FFO (1)	$167,839	127,081	$135,960	122,929	$(642)	120,788	$133,788	122,830	$142,270	122,776

FFO per share - basic	$1.33		$1.11		$(0.01)		$1.11		$1.18

FFO per share - diluted	$1.32		$1.11		$(0.01)		$1.09		$1.16

(1)	Based on weighted average diluted shares for the quarter. Company’s share for the quarter ended June 30, 2009, March 31, 2009, December 31, 2008, September 30, 2008 and June 30, 2008 was 86.19%, 85.83%, 85.74%, 85.73% and 85.79%, respectively.

Boston Properties, Inc.

Second Quarter 2009

Funds Available for Distribution (FAD)

(in thousands)

	Three Months Ended
	30-Jun-09	31-Mar-09	31-Dec-08	30-Sep-08	30-Jun-08
Basic FFO (see page 9)	$193,768	$157,416	$(749)	$155,131	$164,883
2nd generation tenant improvements and leasing commissions	(34,102)	(25,929)	(19,445)	(18,278)	(10,281)
Straight-line rent (1) (2)	(12,966)	(16,081)	(15,989)	7,216	(11,220)
Recurring capital expenditures	(5,702)	(8,814)	(12,158)	(8,252)	(5,075)
Fair value interest adjustment (1)	1,562	1,490	1,084	375	(627)
FSP APB 14-1 interest expense adjustment	9,470	9,430	9,280	7,455	5,552
Fair value lease revenue (SFAS 141) (1)	(25,421)	(24,660)	(27,696)	(25,730)	(7,105)
Hotel improvements, equipment upgrades and replacements	(279)	(662)	(589)	(446)	(289)
Non real estate depreciation	444	515	497	515	523
Stock-based compensation	6,559	7,094	5,572	6,471	5,631
Net derivative losses (gains)	—	—	7,172	6,318	(257)
Impairment losses on investments in unconsolidated joint ventures (3)	7,357	—	188,325	—	—
Loss from suspension of development	—	27,766	—	—	—
Non-cash termination income (including SFAS 141 amounts)	(5,153)	—	(2,023)	—	—
Partners’ share of joint venture 2nd generation tenant improvement and leasing commissions	5,957	2,242	689	2,161	185

Funds available for distribution to common shareholder and common unitholders (FAD)	$141,494	$129,807	$133,970	$132,936	$141,920

Interest Coverage Ratios
(in thousands, except for ratio amounts)

	Three Months Ended
	30-Jun-09	31-Mar-09	31-Dec-08	30-Sep-08	30-Jun-08
Excluding Capitalized Interest
Income before income (loss) from unconsolidated joint ventures, gains on sales of real estate and net income (loss) attributable to noncontrolling interests	$75,931	$46,138	$72,992	$47,956	$82,067
Interest expense	78,633	78,930	78,862	74,662	69,302
Net derivative losses (gains)	—	—	7,172	6,318	(257)
Depreciation and amortization expense	87,005	77,370	79,766	75,321	74,389
Depreciation from joint ventures	33,798	31,376	36,399	31,669	8,972
Income (loss) from unconsolidated joint ventures	(351)	5,097	(187,559)	2,644	1,855
Impairment losses on investments in unconsolidated joint ventures (3)	7,357	—	188,325	—	—
Loss from suspension of development	—	27,766	—	—	—
Non-cash termination income (including SFAS 141 amounts)	(5,153)	—	(2,023)	—	—
Stock-based compensation	6,559	7,094	5,572	6,471	5,631
Straight-line rent (1) (2)	(12,966)	(16,081)	(15,989)	7,216	(11,220)
Fair value lease revenue (SFAS 141) (1)	(25,421)	(24,660)	(27,696)	(25,730)	(7,105)

Subtotal	245,392	233,030	235,821	226,527	223,634

Interest expense (4) (5)	67,269	67,374	67,439	65,460	62,550

Interest Coverage Ratio	3.65	3.46	3.50	3.46	3.58

Including Capitalized Interest
Income before income (loss) from unconsolidated joint ventures, gains on sales of real estate and net income (loss) attributable to noncontrolling interests	$75,931	$46,138	$72,992	$47,956	$82,067
Interest expense	78,633	78,930	78,862	74,662	69,302
Net derivative losses (gains)	—	—	7,172	6,318	(257)
Depreciation and amortization expense	87,005	77,370	79,766	75,321	74,389
Depreciation from joint ventures	33,798	31,376	36,399	31,669	8,972
Income (loss) from unconsolidated joint ventures	(351)	5,097	(187,559)	2,644	1,855
Impairment losses on investments in unconsolidated joint ventures (3)	7,357	—	188,325	—	—
Loss from suspension of development	—	27,766	—	—	—
Non-cash termination income (including SFAS 141 amounts)	(5,153)	—	(2,023)	—	—
Stock-based compensation	6,559	7,094	5,572	6,471	5,631
Straight-line rent (1) (2)	(12,966)	(16,081)	(15,989)	7,216	(11,220)
Fair value lease revenue (SFAS 141) (1)	(25,421)	(24,660)	(27,696)	(25,730)	(7,105)

Subtotal	245,392	233,030	235,821	226,527	223,634

Divided by:
Interest expense (4) (5) (6)	79,356	79,484	80,515	77,826	73,100

Interest Coverage Ratio	3.09	2.93	2.93	2.91	3.06

(1)	Includes the Company’s share of unconsolidated joint venture amounts.
(2)	During the quarter ended September 30, 2008, the Company recognized reserves for Lehman Brothers Inc. and Heller Ehrman LLP totaling approximately $13.2 million and $7.8 million, respectively.
(3)	Represents non-cash impairment losses on certain of the Company’s investments in unconsolidated joint ventures in accordance with APB No. 18, “The Equity Method of Accounting for Investments in Common Stock.”
(4)	Excludes the impact of the FSP APB 14-1 interest adjustment of $9,470, $9,430, $9,280, $7,455 and $5,552 for the three months ended June 30, 2009, March 31, 2009, December 31, 2008, September 30, 2008 and June 30, 2008, respectively.
(5)	Excludes amortization of financing costs of $1,894, $2,126, $2,143, $1,747 and $1,200 for the three months ended June 30, 2009, March 31, 2009, December 31, 2008, September 30, 2008 and June 30, 2008, respectively.
(6)	Interest expense is reported net of capitalized interest of $12,087, $12,110, $13,076, $12,366 and $10,550 for the three months ended June 30, 2009, March 31, 2009, December 31, 2008, September 30, 2008 and June 30, 2008, respectively.

Boston Properties, Inc.

Second Quarter 2009

CAPITAL STRUCTURE

Consolidated Debt

(in thousands)

Aggregate Principal June 30, 2009
Mortgage Notes Payable (net of fair value adjustment)	$2,592,561
Unsecured Line of Credit	—
Unsecured Senior Notes, at face value	1,475,000
Unsecured Exchangeable Senior Notes, at face value	2,060,000

Total Debt	6,127,561
Fair Value Adjustment on Mortgage Notes Payable	11,036
Discount on Unsecured Senior Notes	(2,383)
Discount on Unsecured Exchangeable Senior Notes	(18,387)
FSP APB 14-1 Interest Adjustment (1)	(160,131)

Total Consolidated Debt	$5,957,696

Boston Properties Limited Partnership Unsecured Senior Notes

Settlement Date	5/22/2003		3/18/2003	1/17/2003	12/13/2002	Total/Average
Principal Amount	$250,000		$300,000	$175,000	$750,000	$1,475,000
Yield (on issue date)	5.194%		5.693%	6.291%	6.381%	6.03%
Coupon	5.000%		5.625%	6.250%	6.250%	5.91%
Discount	99.329%		99.898%	99.763%	99.650%	99.66%
Ratings:
Moody’s	Baa2 (negative	)	Baa2 (negative )	Baa2 (negative )	Baa2 (negative )
S&P	A-(negative	)	A- (negative )	A- (negative )	A- (negative )
Fitch	BBB (stable	)	BBB (stable )	BBB (stable )	BBB (stable )
Maturity Date	6/1/2015		4/15/2015	1/15/2013	1/15/2013
Discount	$952		$172	$192	$1,067	$2,383

Unsecured Senior Notes, net of discount	$249,048		$299,828	$174,808	$748,933	$1,472,617

Boston Properties Limited Partnership Unsecured Exchangeable Senior Notes
Settlement Date			8/19/2008	2/6/2007	4/6/2006
Principal Amount			$747,500	$862,500	$450,000	$2,060,000
Yield (on issue date)			4.037%	3.462%	3.787%	3.742%
GAAP Yield			6.555%	5.630%	5.958%	6.037%
Coupon			3.625%	2.875%	3.750%
Exchange Rate			8.5051 (2)	7.0430 (3)	10.0066 (4)
First Optional Redemption Date			N/A	2/20/2012	5/18/2013
Maturity Date			2/15/2014	2/15/2037	5/15/2036
Discount			$6,383	$12,004	$—	$18,387
FSP APB 14-1 Interest adjustment (1)			$80,319	$45,542	$34,270	$160,131

Unsecured Senior Exchangeable Notes			$660,798	$804,954	$415,730	$1,881,482

Equity (in thousands)
	Shares/Units Outstanding as of 06/30/09	Common Stock Equivalents		Equivalent (5)
Common Stock	138,549	138,549	(6)	$6,608,787
Common Operating Partnership Units	21,335	21,335	(7)	1,017,680
Series Two Preferred Operating Partnership Units	1,113	1,461		69,690

Total Equity		161,345		$7,696,157

Total Consolidated Debt				5,957,696

Total Consolidated Market Capitalization				$13,653,853

BXP’s share of Joint Venture Debt				1,555,344	(8)
Total Combined Debt (9)				7,513,040

Total Combined Market Capitalization (10)				$15,209,197

(1)	Represents the remaining debt discount which will be amortized over the period during which the debt is expected to be outstanding (i.e., through the first optional redemption dates (or, in the case of the 2014 notes, the maturity date) as additional non-cash interest expense.
(2)	The initial exchange rate is 8.5051 shares per $1,000 principal amount of the notes (or an initial exchange price of approximately $117.58 per share of Boston Properties, Inc.’s common stock). In addition, the Company entered into capped call transactions with affiliates of certain of the initial purchasers, which are intended to reduce the potential dilution upon future exchange of the notes. The capped call transactions are expected to have the effect of increasing the effective exchange price to the Company of the notes from $117.58 to approximately $137.17 per share, representing an overall effective premium of approximately 40% over the closing price on August 13, 2008 of $97.98 per share of Boston Properties, Inc.’s common stock. The net cost of the capped call transactions was approximately $44.4 million.
(3)	In connection with the special dividend of $5.98 per share of common stock declared on December 17, 2007, the exchange rate was adjusted from 6.6090 to 7.0430 shares per $1,000 principal amount of notes effective as of December 31, 2007, resulting in an exchange price of approximately $141.98 per share of Boston Properties, Inc.’s common stock.
(4)	In connection with the special dividend of $5.98 per share of common stock declared on December 17, 2007, the exchange rate was adjusted from 9.3900 to 10.0066 shares per $1,000 principal amount of notes effective as of December 31, 2007, resulting in an exchange price of approximately $99.93 per share of Boston Properties, Inc.’s common stock.
(5)	Value based on June 30, 2009 closing price of $47.70 per share of common stock.
(6)	Includes 75 shares of restricted stock.
(7)	Includes 1,460 long-term incentive plan units, but excludes 1,081 unvested outperformance plan units.
(8)	Excludes the Company’s share ($270,000) of the aggregate of $450,000 of loans made to the joint venture that owns the General Motors Building by its partners.
(9)	For disclosures relating to our definition of Total Combined Debt, see page 49.
(10)	For disclosures relating to our definition of Total Combined Market Capitalization, see page 49.

Boston Properties, Inc.

Second Quarter 2009

DEBT ANALYSIS (1)

Debt Maturities and Principal Payments

(in thousands)

	2009	2010	2011	2012	2013	Thereafter	Total
Floating Rate Debt
Mortgage Notes Payable	$185,932	$46,845	$87,761	$—	$—	$—	$320,538
Unsecured Line of Credit	—	—	—	—	—	—	—

Total Floating Debt	$185,932	$46,845	$87,761	$—	$—	$—	$320,538

Fixed Rate Debt
Mortgage Notes Payable (net of fair value adjustment)	$31,318	$101,138	$549,115	$105,059	$100,436	$1,384,957	$2,272,023
Fair Value Adjustment	1,953	3,988	2,605	1,583	632	275	11,036

Mortgage Notes Payable	33,271	105,126	551,720	106,642	101,068	1,385,232	2,283,059

Unsecured Exchangeable Senior Notes, net of discount (2)	—	—	—	850,496	450,000	741,117	2,041,613
FSP APB 14-1 Interest Adjustment	(19,741)	(41,195)	(43,912)	(29,793)	(23,052)	(2,438)	(160,131)

Unsecured Exchangeable Senior Notes	(19,741)	(41,195)	(43,912)	820,703	426,948	738,679	1,881,482

Unsecured Senior Notes, net of discount	—	—	—	—	923,741	548,876	1,472,617

Total Fixed Debt	$13,530	$63,931	$507,808	$927,345	$1,451,757	$2,672,787	$5,637,158

Total Consolidated Debt	$199,462	$110,776	$595,569	$927,345	$1,451,757	$2,672,787	$5,957,696

GAAP Weighted Average Floating Rate Debt	1.65%	2.35%	1.85%	—	—	—	1.81%
GAAP Weighted Average Fixed Rate Debt	7.00%	7.68%	7.02%	5.64%	6.22%	6.01%	6.14%

Total GAAP Weighted Average Rate	2.46%	6.04%	6.31%	5.64%	6.22%	6.01%	5.91%

Total Stated Weighted Average Rate	2.29%	6.06%	6.45%	3.88%	5.62%	5.28%	5.18%

Unsecured Debt

Unsecured Line of Credit - Matures August 3, 2010 (3)

(in thousands)

Facility	Outstanding @ 06/30/09	Letters of Credit	Remaining Capacity @ 06/30/09
$1,000,000	$—	$13,188	$986,812

Unsecured and Secured Debt Analysis

	% of Total Debt	Stated Weighted Average Rate	GAAP Weighted Average Rate	Weighted Average Maturity
Unsecured Debt	56.30%	4.66%	6.03%	4.7 years
Secured Debt	43.70%	5.86%	5.75%	5.8 years

Total Consolidated Debt	100.00%	5.18%	5.91%	5.2 years

Floating and Fixed Rate Debt Analysis

	% of Total Debt	Stated Weighted Average Rate	GAAP Weighted Average Rate	Weighted Average Maturity
Floating Rate Debt	5.38%	1.58%	1.81%	1.6 years
Fixed Rate Debt	94.62%	5.39%	6.14%	5.4 years

Total Consolidated Debt	100.00%	5.18%	5.91%	5.2 years

(1)	Excludes unconsolidated joint ventures.
(2)	For our unsecured exchangeable notes, amounts are included in the year in which the first optional redemption date occurs (or, in the case of the exchangeable notes due 2014, the year of maturity).
(3)	Subject to certain conditions, the Company may extend the maturity date of the Unsecured Line of Credit to August 3, 2011.

Boston Properties, Inc.

Second Quarter 2009

DEBT MATURITIES AND PRINCIPAL PAYMENTS (1)

(in thousands)

Property	2009	2010	2011	2012	2013	Thereafter	Total
599 Lexington Avenue	$—	$—	$—	$—	$—	$750,000	$750,000
601 Lexington Avenue (formerly Citigroup Center)	4,508	9,516	456,633	—	—	—	470,657	(2)
Embarcadero Center Four	—	—	4,520	4,803	5,105	360,572	375,000
South of Market	185,932	—	—	—	—	—	185,932	(3)
505 9th Street	157	1,943	2,057	2,177	2,306	121,360	130,000
Wisconsin Place Office	—	—	87,761	—	—	—	87,761	(4)
One Freedom Square	665	1,407	1,521	65,511	—	—	69,104	(2)
New Dominion Technology Park, Building Two	—	—	—	—	—	63,000	63,000
202, 206 & 214 Carnegie Center	507	56,306	—	—	—	—	56,813
New Dominion Technology Park, Building One	811	1,716	1,846	1,987	2,140	43,278	51,778
140 Kendrick Street	466	985	1,061	1,143	47,889	—	51,544	(2)
Democracy Tower (formerly South of Market - Phase II)	—	46,845	—	—	—	—	46,845	(5)
1330 Connecticut Avenue	650	1,390	44,796	—	—	—	46,836	(2)
Kingstowne Two and Retail	700	1,446	1,535	1,630	1,730	33,056	40,097	(2)
10 & 20 Burlington Mall Rd & 91 Hartwell	591	1,069	32,524	—	—	—	34,184
Sumner Square	380	804	865	930	22,896	—	25,875
Montvale Center	—	—	—	25,000	—	—	25,000
Eight Cambridge Center	416	22,911	—	—	—	—	23,327
1301 New York Avenue	20,684	—	—	—	—	—	20,684
Kingstowne One	278	582	618	657	17,062	—	19,197	(2)
University Place	505	1,063	1,139	1,221	1,308	13,691	18,927
Atlantic Wharf (formerly Russia Wharf)	—	—	—	—	—	—	—	(6)

	217,250	147,983	636,876	105,059	100,436	1,384,957	2,592,561

Fair Value Adjustment	1,953	3,988	2,605	1,583	632	275	11,036

	219,203	151,971	639,481	106,642	101,068	1,385,232	2,603,597

Unsecured Exchangeable Senior Notes, net of discount				850,496	450,000	741,117	2,041,613	(7)
FSP APB 14-1 Interest adjustment	(19,741)	(41,195)	(43,912)	(29,793)	(23,052)	(2,438)	(160,131)

	(19,741)	(41,195)	(43,912)	820,703	426,948	738,679	1,881,482

Unsecured Senior Notes, net of discount	—	—	—	—	923,741	548,876	1,472,617
Unsecured Line of Credit	—	—	—	—	—	—	—	(8)

	$199,462	$110,776	$595,569	$927,345	$1,451,757	$2,672,787	$5,957,696

% of Total Consolidated Debt	3.35%	1.86%	10.00%	15.56%	24.37%	44.86%	100.00%
Balloon Payments	$206,454	$124,829	$616,458	$940,202	$1,459,993	$2,498,956	$5,846,892
Scheduled Amortization	$12,749	$27,142	$23,023	$16,936	$14,816	$176,269	$270,935

(1)	Excludes unconsolidated joint ventures. For information on our unconsolidated joint venture debt, see page 16.
(2)	This property has a fair value adjustment which is aggregated below.
(3)	Loan matures on November 21, 2009 and has two, one-year extension options subject to certain conditions.
(4)	Loan matures on January 29, 2011 and has two, one-year extension options subject to certain conditions.
(5)	Loan matures on December 19, 2010 and has two, one-year extension options subject to certain conditions.
(6)	Loan matures on April 21, 2012 and has two, one-year extension options subject to certain conditions.
(7)	For our unsecured exchangeable notes, amounts are included in the year in which the first optional redemption date occurs (or, in the case of the unsecured exchangeable notes due 2014, the year of maturity).
(8)	Unsecured Line of Credit matures on August 3, 2010 and has a one-year extension option.

Boston Properties, Inc.

Second Quarter 2009

Senior Unsecured Debt Covenant Compliance Ratios

(in thousands)

In the fourth quarter of 2002, the Company’s operating partnership (Boston Properties Limited Partnership) received investment grade ratings on its senior unsecured debt securities and thereafter issued unsecured notes. The notes were issued under an indenture, dated as of December 13, 2002, by and between Boston Properties Limited Partnership and The Bank of New York, as trustee, as supplemented, which, among other things, requires us to comply with the following limitations on incurrence of debt: Limitation on Outstanding Debt; Limitation on Secured Debt; Ratio of Annualized Consolidated EBITDA to Annualized Interest Expense; and Maintenance of Unencumbered Assets. Compliance with these restrictive covenants requires us to apply specialized terms the meanings of which are described in detail in our filings with the SEC, and to calculate ratios in the manner prescribed by the indenture.

This section presents such ratios as of June 30, 2009 to show that the Company’s operating partnership was in compliance with the terms of the indenture, as amended, which has been filed with the SEC. This section also presents certain other indenture-related data which we believe assists investors in the Company’s unsecured debt securities. Management is not presenting these ratios and the related calculations for any other purpose or for any other period, and is not intending for these measures to otherwise provide information to investors about the Company’s financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the indenture.

		June 30, 2009
Total Assets:
Capitalized Property Value (1)		$15,212,577
Cash and Cash Equivalents		819,245
Investments in Marketable Securities		11,173
Undeveloped Land, at Cost		240,377
Development in Process, at Cost (including Joint Venture %)		984,821

Total Assets		$17,268,192

Unencumbered Assets		$10,029,725

Secured Debt (Fixed and Variable) (2)		$2,592,561
Joint Venture Debt		1,555,344
Contingent Liabilities & Letters of Credit		19,433
Unsecured Debt (3)		3,535,000

Total Outstanding Debt		$7,702,338

Consolidated EBITDA:
Income before income (loss) from unconsolidated joint ventures, gains on sales of real estate and income (loss) attributable to noncontrolling interests (per Consolidated Income Statement)		$75,931
Add: Interest Expense (per Consolidated Income Statement)		78,633
Add: Depreciation and Amortization (per Consolidated Income Statement)		87,005
Add: Losses from early extinguishments of debt		494
Add: Losses (gains) from investments in securities		(1,194)

EBITDA		240,869
Add: Company share of unconsolidated joint venture EBITDA		61,941

Consolidated EBITDA		$302,810

Adjusted Interest Expense:
Interest Expense (per Consolidated Income Statement)		$78,633
Add: Company share of unconsolidated joint venture interest expense		25,047
Less: Amortization of financing costs		(1,894)
Less: Interest expense funded by construction loan draws		(799)

Adjusted Interest Expense		$100,987

Covenant Ratios and Related Data	Test	Actual
Total Outstanding Debt/Total Assets	Less than 60%	44.6%
Secured Debt/Total Assets	Less than 50%	24.0%
Interest Coverage (Annualized Consolidated EBITDA to Annualized Interest Expense)	Greater than 1.50x	2.99
Unencumbered Assets/ Unsecured Debt	Greater than 150%	287.3%

Unencumbered Consolidated EBITDA		$166,349

Unencumbered Interest Coverage (Unencumbered Consolidated EBITDA to Unsecured Interest Expense)		3.29

% of unencumbered Consolidated EBITDA to Consolidated EBITDA		54.9%

# of unencumbered properties		102

(1)	Capitalized Property Value is determined for each property and is the greater of (A) annualized EBITDA capitalized at an 8.5% rate for CBD properties and a 9.0% rate for non-CBD properties, and (B) the undepreciated book value as determined under GAAP.
(2)	Excludes fair value adjustment of $11,036
(3)	Excludes debt discount of $20,770 and FSP APB 14-1 interest adjustment of $160,131.

Boston Properties, Inc.

Second Quarter 2009

UNCONSOLIDATED JOINT VENTURE DEBT ANALYSIS (*)

Debt Maturities and Principal Payments by Property

(in thousands)

Property	2009	2010	2011	2012	2013	Thereafter	Total
General Motors Building (60%)	$—	$—	$—	$—	$—	$963,600	$963,600	(1)(2)
125 West 55th Street (60%)	—	158,100	—	—	—	—	158,100	(2)
Two Grand Central Tower (60%)	—	114,000	—	—	—	—	114,000	(2)
540 Madison Avenue (60%)	120	240	240	240	70,920	—	71,760	(3)
Metropolitan Square (51%)	588	63,437	—	—	—	—	64,025
Market Square North (50%)	642	41,549	—	—	—	—	42,191
901 New York Avenue (25%)	321	669	705	742	782	38,413	41,632
Eighth Avenue and 46th Street (50%)	11,800	—	—	—	—	—	11,800
Annapolis Junction (50%)	—	20,586	—	—	—	—	20,586	(4)
Wisconsin Place Retail (5%)	—	2,752	—	—	—	—	2,752	(4)

	13,471	401,333	945	982	71,702	1,002,013	1,490,446

Fair Value Adjustment	4,144	7,182	6,620	7,102	7,186	29,403	61,637

	$17,615	$408,515	$7,565	$8,084	$78,888	$1,031,416	$1,552,083

GAAP Weighted Average Rate	3.24%	6.75%	5.56%	5.55%	6.42%	6.59%	6.60%

% of Total Debt	1.13%	26.32%	0.49%	0.52%	5.08%	66.45%	100.00%

Floating and Fixed Rate Debt Analysis

	% of Total Debt	Stated Weighted Average Rate (1)	GAAP Weighted Average Rate	Weighted Average Maturity
Floating Rate Debt	2.36%	1.95%	2.06%	0.8	years
Fixed Rate Debt	97.64%	6.02%	6.71%	6.1	years

Total Debt	100.00%	5.93%	6.60%	5.9	years

(*)	All amounts represent the Company’s share. Amounts exclude the Value-Added Fund. See page 18 for additional information on debt pertaining to the Value-Added Fund.
(1)	Excludes the Company’s share ($270,000) of the aggregate of $450,000 of loans made to the joint venture by its partners.
(2)	This property has a fair value adjustment which is aggregated below. Although these mortgages require interest only payments with a balloon payment at maturity, the fair value adjustment is amortized over the term of the loan.
(3)	This property has a fair value adjustment which is aggregated below.
(4)	Debt has two, one-year extension options subject to certain conditions.

Boston Properties, Inc.

Second Quarter 2009

UNCONSOLIDATED JOINT VENTURES

Balance Sheet Information

(unaudited and in thousands)

as of June 30, 2009

	General Motors Building		125 West 55th Street	Two Grand Central Tower	540 Madison Avenue	Market Square North	Metropolitan Square	901 New York Avenue	Wisconsin Place (2)	Annapolis Junction (1)	Eighth Avenue and 46th Street (1)	Subtotal	Value-Added Fund (3)(4)	Total Unconsolidated Joint Ventures
Investment (5)	$697,642	(6)	$76,232	$78,619	$68,604	$6,174	$37,951	$(947)	$53,176	$7,650	$(2,259)	$1,022,842	$19,476	$1,042,318

Note Receivable (6)	270,000		—	—	—	—	—	—	—	—	—	270,000	—	270,000

Net Equity	$427,642		$76,232	$78,619	$68,604	$6,174	$37,951	$(947)	$53,176	$7,650	$(2,259)	$752,842	$19,476	$772,318

Mortgage/Construction loans payable (5) (7)	$963,600		$158,100	$114,000	$71,760	$42,191	$64,025	$41,632	$2,752	$20,586	$11,800	$1,490,446	$64,898	$1,555,344

BXP’s nominal ownership percentage	60.00%		60.00%	60.00%	60.00%	50.00%	51.00%	25.00%	23.89%	50.00%	50.00%		36.92%

Results of Operations

(unaudited and in thousands)

for the three months ended June 30, 2009

	General Motors Building	125 West 55th Street	Two Grand Central Tower	540 Madison Avenue	Market Square North	Metropolitan Square	901 New York Avenue		Wisconsin Place (2)	Annapolis Junction (1)	Eighth Avenue and 46th Street (1)	Subtotal	Value-Added Fund (3)(4)	Total Unconsolidated Joint Ventures
REVENUE
Rental	$47,974	$8,881	$8,737	$6,480	$5,960	$7,894	$7,884		$449	$1,742	$—	$96,001	$4,059	$100,060
Straight-line rent (SFAS 13)	4,324	2,518	545	593	(185)	102	111		—	8	—	8,016	246	8,262
Fair value lease revenue (SFAS 141)	35,508	711	1,946	769	—	—	—		—	—	—	38,934	503	39,437
Termination Income	558	315	2,704	—	222	—	3		—	—	—	3,802	1	3,803

Total revenue	88,364	12,425	13,932	7,842	5,997	7,996	7,998		449	1,750	—	146,753	4,809	151,562

EXPENSES
Operating	17,847	3,517	3,553	2,473	2,438	2,933	2,715		354	949	10	36,789	2,115	38,904

NET OPERATING INCOME	70,517	8,908	10,379	5,369	3,559	5,063	5,283		95	801	(10)	109,964	2,694	112,658

Interest	25,913	4,637	2,867	1,880	1,638	2,587	2,189		(12)	191	187	42,077	2,700	44,777
Interest other - partner loans	13,260	—	—	—	—	—	—		—	—	—	13,260	—	13,260
Depreciation and amortization	40,216	4,012	5,860	2,556	1,115	1,688	1,450		1,158	583	—	58,638	2,310	60,948

SUBTOTAL	79,389	8,649	8,727	4,436	2,753	4,275	3,639		1,146	774	187	113,975	5,010	118,985

Gains on sale of real estate	—	—	—	—	—	—	—		—	—	—	—	—	—

Losses from early extinguishment of debt	—	—	—	—	—	—	—		—	—	—	—	—	—

NET INCOME/(LOSS)	$(8,872)	$259	$1,652	$933	$806	$788	$1,644		$(1,051)	$27	$(197)	$(4,011)	$(2,316)	$(6,327)

BXP’s share of net income/(loss)	$(5,323)	$155	$991	$560	$403	$402	$881	(9)	$(399)	$14	$(99)	$(2,415)	$(1,614)	$(4,029)

Basis diffential (8)	—	311	1,334	409	—	—	—		—	—	—	2,054	1,025	3,079

Impairment loss on investment (10)	—	—	—	—	—	—	—		—	—	—	—	(7,357)	(7,357)

Elimination of inter-entity interest on partner loan	7,956	—	—	—	—	—	—		—	—	—	7,956	—	7,956

Income/(loss) from unconsolidated joint ventures	$2,633	$466	$2,325	$969	$403	$402	$881		$(399)	$14	$(99)	$7,595	$(7,946)	$(351)

BXP’s share of depreciation & amortization	24,130	2,149	2,676	1,247	558	861	770		390	291	—	33,072	726	33,798

BXP’s share of Funds from Operations (FFO)	$26,763	$2,615	$5,001	$2,216	$961	$1,263	$1,651		$(9)	$305	$(99)	$40,667	$(7,220)	$33,447

BXP’s share of net operating income/(loss)	$42,310	$5,398	$6,721	$3,344	$1,780	$2,582	$1,321		$5	$401	$(5)	$63,855	$1,084	$64,939

(1)	Property is currently not in service (i.e., under construction or undeveloped land). Two of three land parcels of Annapolis Junction are undeveloped land.
(2)	Represents the Company’s interest in the joint venture entity that owns the land and infrastructure, as well as a nominal interest in the retail component of the project. The entity that will develop the office component of the project, of which the Company has a 66.67% interest, has been consolidated within the accounts of the Company.
(3)	For additional information on the Value-Added Fund, see page 18. Information presented includes costs which relate to the organization and operations of the Value-Added Fund.
(4)	Represents the Company’s 25% interest in 300 Billerica Road and Circle Star, as well as a 39.5% interest in Mountain View Research Park and Mountain View Technology Park.
(5)	Represents the Company’s share.
(6)	Includes the Company’s share ($270,000) of the aggregate of $450,000 of loans made to the joint venture by it’s partners.
(7)	Excludes fair value adjustments.
(8)	Represents adjustment related to the impairment of the carrying values of certain of the Company’s investments in unconsolidated joint ventures.
(9)	Reflects the changes in the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreement.
(10)	Reflects the other-than-temporary decline in the fair values below the carrying values of certain of the Company’s investments in unconsolidated joint ventures.

Boston Properties, Inc.

Second Quarter 2009

Boston Properties Office Value-Added Fund, L.P.

On October 25, 2004, the Company formed Boston Properties Office Value-Added Fund, L.P. (the “Value-Added Fund”), a strategic partnership with third parties, to pursue the acquisition of value-added investments in non-core office assets within the Company’s existing markets. The Value-Added Fund had total equity commitments of $140 million. The Company receives asset management, property management, leasing and redevelopment fees and, if certain return thresholds are achieved, will be entitled to an additional promoted interest.

On January 7, 2008, the Company transferred the Mountain View properties to its Value-Added Fund. In connection with the transfer of the Research Park and Technology Park properties to the Value-Added Fund, the Company and its partners agreed to certain modifications to the Value-Added Fund’s original terms, including bifurcating the Value-Added Fund’s promote structure such that Research Park and Technology Park will be accounted for separately from the non-Mountain View properties currently owned by the Value-Added Fund (i.e., Circle Star and 300 Billerica Road). As a result of the modifications, the Company’s interest in the Mountain View properties is approximately 39.5% and its interest in the non-Mountain View properties is 25%. The Company does not expect that the Value-Added Fund will make any future investments in new properties. The investments held by the Value-Added Fund are not included in the Company’s portfolio information tables or any other portfolio level statistics and therefore are presented below.

Property Information

Property Name	Number of Buildings	Square Feet	Leased %	Annual Revenue per leased SF (1)	Mortgage Notes Payable (2)
300 Billerica Road, Chelmsford, MA	1	110,882	100.0%	$8.42	$1,875	(3)
Circle Star, San Carlos, CA	2	206,945	45.2%	20.85	10,500	(4)
Mountain View Research Park, Mountain View, CA	16	600,431	67.9%	30.00	42,999	(5)
Mountain View Technology Park, Mountain View, CA	7	135,279	47.2%	23.83	9,524	(6)

Total	26	1,053,537	64.2%	$24.61	$64,898

Results of Operations

(unaudited and in thousands)

for the three months ended June 30, 2009

Value-Added Fund
REVENUE
Rental	$4,060
Straight-line rent (SFAS 13)	246
Fair value lease revenue (SFAS 141)	503

Total revenue	4,809

EXPENSES
Operating	2,115

SUBTOTAL	2,694

Interest	2,700
Depreciation and amortization	2,310

SUBTOTAL	5,010

Gains on sale of real estate	—
Loss from early extinguishment of debt	—

NET INCOME	$(2,316)

BXP’s share of net income	$(1,614)
Basis differential	1,025
Impairment loss on investment	(7,357)

Loss from Value-Added Fund	$(7,946)
BXP’s share of depreciation & amortization	726

BXP’s share of Funds from Operations (FFO)	$(7,220)

The Company’s Equity in the Value-Added Fund	$19,476

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Represents the Company’s share.
(3)	The mortgage bears interest at a fixed rate of 5.69% and matures on January 1, 2016.
(4)	The mortgage bears interest at a fixed rate of 6.57% and matures on September 1, 2013.
(5)	The mortgage bears interest at a variable rate of LIBOR plus 1.75% and matures on May 31, 2011, with two, one-year extension options. The Value-Added Fund has entered into three (3) interest rate swap contracts to fix the one-month LIBOR index rate at 3.63% per annum on an aggregate notional amount of $103 million. The swap contracts went into effect on June 2, 2008 and expire on April 1, 2011.
(6)	The mortgage bears interest at a variable rate of LIBOR plus 1.50% and matures on March 31, 2011, with two, one-year extension options. The Value-Added Fund has entered into an interest rate swap contract to fix the one-month LIBOR index rate at 4.085% per annum on a notional amount of $24 million. The swap contract went into effect on June 12, 2008 and expires on March 31, 2011.

Boston Properties, Inc.

Second Quarter 2009

PORTFOLIO OVERVIEW

Rentable Square Footage and Percentage of Portfolio Net Operating Income of In-Service Properties by Location and Type of Property

for the Quarter Ended June 30, 2009 (1) (2) (3)

Geographic Area	Square Feet Office (3)		% of NOI Office (4)	Square Feet Office/ Technical	% of NOI Office/ Technical (4)	Square Feet Total (3)		Square Feet % of Total	% of NOI Hotel (4)	% of NOI Total (4)
Greater Boston	8,202,687		19.0%	834,062	1.7%	9,036,749		25.8%	0.7%	21.4%
Greater Washington	8,944,337	(5)	20.8%	825,232	1.0%	9,769,569	(5)	27.9%	—	21.8%
Greater San Francisco	4,977,781		11.4%	—	—	4,977,781		14.2%	—	11.4%
Midtown Manhattan	8,862,735	(6)	42.6%	—	—	8,862,735	(6)	25.3%	—	42.6%
Princeton/East Brunswick, NJ	2,333,151		2.8%	—	—	2,333,151		6.7%	—	2.8%

	33,320,691		96.6%	1,659,294	2.7%	34,979,985		100.0%	0.7%	100.0%

% of Total	95.3%			4.7%		100.0%

Percentage of Portfolio Net Operating Income of In-Service Properties

by Location and Type of Property (2) (4)

Geographic Area	CBD	Suburban	Total
Greater Boston	15.4%	6.0%	21.4%

Greater Washington	9.6%	12.2%	21.8%
Greater San Francisco	9.2%	2.2%	11.4%
Midtown Manhattan	42.6%	—	42.6%

Princeton/East Brunswick, NJ	—	2.8%	2.8%

Total	76.8%	23.2%	100.0%

Hotel Properties

Hotel Properties	Number of Rooms	Square Feet
Cambridge Center Marriott, Cambridge, MA	433	330,400

Total Hotel Properties	433	330,400

Structured Parking

	Number of Spaces	Square Feet

Total Structured Parking	36,151	11,518,243

(1)	For disclosures relating to our definition of In-Service Properties, see page 50.
(2)	Portfolio Net Operating Income is a non-GAAP financial measure. For a quantitative reconciliation of Portfolio NOI to net income available to common shareholders, see page 42. For disclosures relating to our use of Portfolio NOI see page 50.
(3)	Includes approximately 1,700,000 square feet of retail space.
(4)	The calculation for percentage of Portfolio Net Operating Income excludes termination income.
(5)	Includes 586,887 square feet at Metropolitan Square which is 51% owned by Boston Properties, 401,279 square feet at Market Square North which is 50% owned by Boston Properties, 539,229 square feet at 901 New York Avenue which is 25% owned by Boston Properties, 321,943 square feet at 505 9th Street, N.W. which is 50% owned by Boston Properties, 117,599 square feet at Annapolis Junction which is 50% owned by Boston Properties and 299,136 square feet at Wisconsin Place which is 66.67% owned by Boston Properties.
(6)	Includes 1,773,952 square feet at the General Motors Building, 564,452 square feet at 125 West 55th Street, 634,801 square feet at Two Grand Central Tower and 286,540 square feet at 540 Madison Avenue, each of which is 60% owned by Boston Properties.

Boston Properties, Inc.

Second Quarter 2009

In-Service Property Listing

as of June 30, 2009

		Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF (1)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Greater Boston
Office
	800 Boylston Street - The Prudential Center	CBD Boston MA	1	1,192,560	96.4%	$43.86	N	CBD
	111 Huntington Avenue - The Prudential Center	CBD Boston MA	1	859,642	99.6%	63.07	N	CBD
	101 Huntington Avenue - The Prudential Center	CBD Boston MA	1	505,939	100.0%	41.27	N	CBD
	The Shops at the Prudential Center	CBD Boston MA	1	510,035	98.5%	69.35	N	CBD
	Shaws Supermarket at the Prudential Center	CBD Boston MA	1	57,235	100.0%	49.37	N	CBD
	One Cambridge Center	East Cambridge MA	1	215,385	75.7%	41.04	N	CBD
	Three Cambridge Center	East Cambridge MA	1	108,152	45.5%	20.27	N	CBD
	Four Cambridge Center	East Cambridge MA	1	198,723	88.9%	42.99	N	CBD
	Five Cambridge Center	East Cambridge MA	1	240,480	100.0%	46.18	N	CBD
	Eight Cambridge Center	East Cambridge MA	1	177,226	100.0%	40.50	Y	CBD
	Ten Cambridge Center	East Cambridge MA	1	152,664	100.0%	40.44	N	CBD
	Eleven Cambridge Center	East Cambridge MA	1	79,616	100.0%	48.45	N	CBD
	University Place	Mid-Cambridge MA	1	195,282	100.0%	38.89	Y	CBD
	Reservoir Place	Route 128 Mass Turnpike MA	1	526,386	92.1%	31.41	N	S
	Reservoir Place North	Route 128 Mass Turnpike MA	1	73,258	100.0%	37.16	N	S
	140 Kendrick Street	Route 128 Mass Turnpike MA	3	380,987	100.0%	31.59	Y	S
	230 CityPoint	Route 128 Mass Turnpike MA	1	299,944	90.2%	34.66	N	S
(2)	77 CityPoint	Route 128 Mass Turnpike MA	1	209,707	100.0%	42.83	N	S
(3)	Waltham Office Center	Route 128 Mass Turnpike MA	3	129,262	24.7%	14.75	N	S
	195 West Street	Route 128 Mass Turnpike MA	1	63,500	100.0%	36.51	N	S
	200 West Street	Route 128 Mass Turnpike MA	1	248,311	82.8%	33.02	N	S
	Waltham Weston Corporate Center	Route 128 Mass Turnpike MA	1	306,789	98.1%	35.68	N	S
	10 & 20 Burlington Mall Road	Route 128 Northwest MA	2	153,180	86.5%	24.90	Y	S
	Bedford Business Park	Route 128 Northwest MA	1	92,207	100.0%	26.62	N	S
	32 Hartwell Avenue	Route 128 Northwest MA	1	69,154	100.0%	25.29	N	S
	91 Hartwell Avenue	Route 128 Northwest MA	1	121,425	83.8%	28.43	Y	S
	92 Hayden Avenue	Route 128 Northwest MA	1	31,100	100.0%	34.21	N	S
	100 Hayden Avenue	Route 128 Northwest MA	1	55,924	100.0%	32.90	N	S
	33 Hayden Avenue	Route 128 Northwest MA	1	80,128	100.0%	32.69	N	S
	Lexington Office Park	Route 128 Northwest MA	2	166,359	79.4%	26.55	N	S
	191 Spring Street	Route 128 Northwest MA	1	158,900	100.0%	30.97	N	S
	181 Spring Street	Route 128 Northwest MA	1	55,793	100.0%	36.11	N	S
	201 Spring Street	Route 128 Northwest MA	1	106,300	100.0%	32.10	N	S
	40 Shattuck Road	Route 128 Northwest MA	1	121,216	70.5%	20.69	N	S
	Quorum Office Park	Route 128 Northwest MA	2	259,918	100.0%	24.05	N	S

			42	8,202,687	93.7%	$41.68

Office/Technical
	Seven Cambridge Center	East Cambridge MA	1	231,028	100.0%	$82.65	N	CBD
	Fourteen Cambridge Center	East Cambridge MA	1	67,362	100.0%	24.67	N	CBD
(3)	103 Fourth Avenue	Route 128 Mass Turnpike MA	1	62,476	58.5%	22.07	N	S
	Bedford Business Park	Route 128 Northwest MA	2	379,056	62.7%	20.25	N	S
	17 Hartwell Avenue	Route 128 Northwest MA	1	30,000	100.0%	15.25	N	S
	164 Lexington Road	Route 128 Northwest MA	1	64,140	0.0%	—	N	S

			7	834,062	72.3%	$44.52

		Total Greater Boston:	49	9,036,749	91.7%	$41.89

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Not included in Same Property analysis.
(3)	Property held for redevelopment.

Boston Properties, Inc.

Second Quarter 2009

In-Service Property Listing (continued)

as of June 30, 2009

		Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF (1)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Greater Washington, DC
Office
	Capital Gallery	Southwest Washington DC	1	619,586	100.0%	$47.99	N	CBD
	500 E Street, S. W.	Southwest Washington DC	1	248,336	100.0%	44.63	N	CBD
	Metropolitan Square (51% ownership)	East End Washington DC	1	586,887	99.9%	52.17	Y	CBD
	1301 New York Avenue	East End Washington DC	1	188,358	100.0%	31.28	Y	CBD
	Market Square North (50% ownership)	East End Washington DC	1	401,279	98.3%	57.53	Y	CBD
	505 9th Street, N.W. (50% ownership)	CBD Washington DC	1	321,943	96.0%	60.91	Y	CBD
	901 New York Avenue (25% ownership)	CBD Washington DC	1	539,229	99.4%	59.15	Y	CBD
	1333 New Hampshire Avenue	CBD Washington DC	1	315,371	100.0%	50.04	N	CBD
	1330 Connecticut Avenue	CBD Washington DC	1	252,136	100.0%	55.71	Y	CBD
(2)(3)	635 Massachusetts Avenue	CBD Washington DC	1	211,000	100.0%	28.31	N	CBD
	Sumner Square	CBD Washington DC	1	208,665	100.0%	45.10	Y	CBD
(2)	Annapolis Junction (50% ownership)	Arundel County, MD	1	117,599	55.7%	140.53	Y	S
	Montvale Center	Montgomery County MD	1	123,289	80.0%	26.97	Y	S
(2)	One Preserve Parkway	Montgomery County MD	1	183,789	20.0%	37.78	N	S
	2600 Tower Oaks Boulevard	Montgomery County MD	1	178,917	72.7%	41.36	N	S
(2)	Wisconsin Place (66.67% ownership)	Montgomery County MD	1	299,136	90.9%	45.05	Y	S
	Kingstowne One	Fairfax County VA	1	150,838	100.0%	35.97	Y	S
	Kingstowne Two	Fairfax County VA	1	156,251	98.2%	36.92	Y	S
	Kingstowne Retail	Fairfax County VA	1	88,288	94.3%	29.84	Y	S
	One Freedom Square	Fairfax County VA	1	414,433	94.2%	42.07	Y	S
	Two Freedom Square	Fairfax County VA	1	421,253	99.8%	44.97	N	S
	One Reston Overlook	Fairfax County VA	1	312,685	100.0%	29.92	N	S
	Two Reston Overlook	Fairfax County VA	1	134,615	96.2%	32.05	N	S
	One and Two Discovery Square	Fairfax County VA	2	366,990	100.0%	46.33	N	S
	New Dominion Technology Park - Building One	Fairfax County VA	1	235,201	100.0%	33.01	Y	S
	New Dominion Technology Park - Building Two	Fairfax County VA	1	257,400	100.0%	39.49	Y	S
	Reston Corporate Center	Fairfax County VA	2	261,046	100.0%	33.96	N	S
(2)	South of Market	Fairfax County VA	3	648,279	89.3%	44.50	Y	S
	12290 Sunrise Valley	Fairfax County VA	1	182,424	100.0%	37.71	N	S
	12300 Sunrise Valley	Fairfax County VA	1	255,244	100.0%	35.22	N	S
	12310 Sunrise Valley	Fairfax County VA	1	263,870	100.0%	35.56	N	S

			35	8,944,337	95.2%	$45.08

Office/Technical
(3)	6601 Springfield Center Drive	Fairfax County VA	1	26,388	100.0%	$13.72	N	S
(3)	6605 Springfield Center Drive	Fairfax County VA	1	68,907	0.0%	—	N	S
	7435 Boston Boulevard	Fairfax County VA	1	103,557	100.0%	20.91	N	S
	7451 Boston Boulevard	Fairfax County VA	1	47,001	100.0%	23.27	N	S
	7450 Boston Boulevard	Fairfax County VA	1	62,402	100.0%	19.78	N	S
	7374 Boston Boulevard	Fairfax County VA	1	57,321	100.0%	16.38	N	S
	8000 Grainger Court	Fairfax County VA	1	88,775	100.0%	19.13	N	S
	7500 Boston Boulevard	Fairfax County VA	1	79,971	100.0%	15.10	N	S
	7501 Boston Boulevard	Fairfax County VA	1	75,756	100.0%	23.39	N	S
	7601 Boston Boulevard	Fairfax County VA	1	103,750	100.0%	14.40	N	S
	7375 Boston Boulevard	Fairfax County VA	1	26,865	100.0%	20.31	N	S
	8000 Corporate Court	Fairfax County VA	1	52,539	100.0%	18.39	N	S
	7300 Boston Boulevard	Fairfax County VA	1	32,000	100.0%	26.77	N	S

			13	825,232	91.6%	$18.95

		Total Greater Washington:	48	9,769,569	94.9%	$42.95

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Not included in Same Property analysis.
(3)	Property held for redevelopment.

Boston Properties, Inc.

Second Quarter 2009

In-Service Property Listing continued

as of June 30, 2009

	Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF (1)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Midtown Manhattan
Office
599 Lexington Avenue	Park Avenue NY	1	1,039,111	97.4%	$79.43	Y	CBD
601 Lexington Avenue (formerly Citigroup Center)	Park Avenue NY	1	1,610,272	90.4%	82.10	Y	CBD
399 Park Avenue	Park Avenue NY	1	1,710,969	75.8%	85.81	N	CBD
Times Square Tower	Times Square NY	1	1,242,638	97.3%	69.05	N	CBD
(2) General Motors Building (60% ownership)	Plaza District NY	1	1,773,952	97.1%	111.88	Y	CBD
(2) 125 West 55th Street (60% ownership)	Sixth/Rock Center NY	1	564,452	100.0%	75.17	Y	CBD
(2) Two Grand Central Tower (60% ownership)	Grand Central District NY	1	634,801	95.1%	55.04	Y	CBD
(2) 540 Madison Avenue (60% ownership)	5th/Madison District NY	1	286,540	90.2%	100.36	Y	CBD

	Total Midtown Manhattan:	8	8,862,735	91.6%	$84.83

Princeton/East Brunswick, NJ
Office
101 Carnegie Center	Princeton NJ	1	123,659	100.0%	$29.80	N	S
104 Carnegie Center	Princeton NJ	1	102,830	97.2%	35.60	N	S
105 Carnegie Center	Princeton NJ	1	69,955	55.3%	29.79	N	S
201 Carnegie Center	Princeton NJ	—	6,500	100.0%	28.85	N	S
202 Carnegie Center	Princeton NJ	1	130,582	81.1%	35.55	Y	S
206 Carnegie Center	Princeton NJ	1	161,763	100.0%	34.58	Y	S
210 Carnegie Center	Princeton NJ	1	161,776	93.7%	36.99	N	S
211 Carnegie Center	Princeton NJ	1	47,025	100.0%	30.66	N	S
212 Carnegie Center	Princeton NJ	1	149,354	95.7%	37.43	N	S
214 Carnegie Center	Princeton NJ	1	152,606	77.8%	32.75	Y	S
302 Carnegie Center	Princeton NJ	1	64,926	100.0%	35.72	N	S
502 Carnegie Center	Princeton NJ	1	118,473	100.0%	36.33	N	S
504 Carnegie Center	Princeton NJ	1	121,990	100.0%	33.52	N	S
506 Carnegie Center	Princeton NJ	1	145,213	100.0%	32.38	N	S
508 Carnegie Center	Princeton NJ	1	128,662	57.8%	32.09	N	S
510 Carnegie Center	Princeton NJ	1	234,160	100.0%	29.16	N	S

		15	1,919,474	91.5%	$33.52

One Tower Center	East Brunswick NJ	1	413,677	40.8%	$32.72	N	S

		1	413,677	40.8%	$32.72

	Total Princeton/East Brunswick, NJ:	16	2,333,151	82.5%	$33.45

Greater San Francisco
Office
Embarcadero Center One	CBD San Francisco CA	1	833,904	85.0%	$49.11	N	CBD
Embarcadero Center Two	CBD San Francisco CA	1	778,450	98.0%	52.74	N	CBD
Embarcadero Center Three	CBD San Francisco CA	1	775,086	85.3%	43.56	N	CBD
Embarcadero Center Four	CBD San Francisco CA	1	936,561	94.7%	62.68	Y	CBD

		4	3,324,001	90.9%	$52.74

611 Gateway	South San Francisco CA	1	256,302	100.0%	$33.79	N	S
601 and 651 Gateway	South San Francisco CA	2	506,083	93.1%	32.13	N	S
303 Almaden	San Jose CA	1	156,859	94.1%	33.91	N	CBD
(3) North First Business Park	San Jose CA	5	190,636	75.8%	15.99	N	S
3200 Zanker Road	San Jose CA	4	543,900	100.0%	14.72	N	S

		13	1,653,780	94.5%	$25.02

	Total Greater San Francisco:	17	4,977,781	92.1%	$43.25

	Total In-Service Properties:	138	34,979,985	92.0%	$52.72

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Not included in Same Property analysis.
(3)	Property held for redevelopment.

Boston Properties, Inc.

Second Quarter 2009

TOP 20 TENANTS LISTING AND PORTFOLIO TENANT DIVERSIFICATION

TOP 20 TENANTS BY SQUARE FEET LEASED

Tenant	Sq. Ft.		% of Portfolio
1 US Government	1,823,346	(1)	5.21%
2 Lockheed Martin	1,292,429		3.69%
3 Citibank	1,085,570	(2)	3.10%
4 Genentech	546,750	(3)	1.56%
5 Kirkland & Ellis	511,716	(4)	1.46%
6 Procter & Gamble (Gillette)	484,051		1.38%
7 Shearman & Sterling	472,808		1.35%
8 Weil Gotshal Manges	456,744	(5)	1.31%
9 O’Melveny & Myers	446,039		1.28%
10 Parametric Technology	380,987		1.09%
11 Finnegan Henderson Farabow	356,195	(6)	1.02%
12 Accenture	354,854		1.01%
13 Ann Taylor	338,942		0.97%
14 Northrop Grumman	327,677		0.94%
15 Biogen Idec	321,564		0.92%
16 Washington Group International	299,079		0.86%
17 Aramis (Estee Lauder)	295,610	(7)	0.85%
18 Bingham McCutchen	291,415		0.83%
19 Akin Gump Strauss Hauer & Feld	290,132		0.83%
20 Macquarie Holdings	286,288	(8)	0.82%

Total % of Portfolio Square Feet			30.48%
Total % of Portfolio Revenue			31.56%

Notable Signed Deals (9)

Tenant	Property	Sq. Ft.
Ropes & Gray LLP	Prudential Tower (10)	479,000
Wellington Management	Atlantic Wharf (formerly Russia Wharf)	454,000
Biogen Idec	Weston Corporate Center	356,367
Hunton & Williams LLP	2200 Pennsylvania Avenue	189,806

(1)	Includes 116,353, 68,276 & 56,351 square feet of space in properties in which Boston Properties has a 60%, 51% and 50% interest respectively.
(2)	Includes 10,080 & 2,761 square feet of space in properties in which Boston Properties has a 60% and 51% interest respectively.
(3)	Excludes 74,480 square feet of expansion space at 601 Gateway executed in the third quarter of 2009.
(4)	Includes 220,427 square feet of space in a property in which Boston Properties has a 51% interest.
(5)	Includes 456,744 square feet of space in a property in which Boston Properties has a 60% interest.
(6)	Includes 258,990 square feet of space in a property in which Boston Properties has a 25% interest.
(7)	Includes 295,610 square feet of space in a property in which Boston Properties has a 60% interest.
(8)	Includes 261,387 square feet of space in a property in which Boston Properties has a 60% interest.
(9)	Represents leases signed with occupancy commencing in the future.
(10)	The space is currently occupied by Gillette.

TENANT DIVERSIFICATION (GROSS RENT) *

*	The classification of the Company’s tenants is based on the U.S. Government’s North American Industry Classification System (NAICS), which has replaced the Standard Industrial Classification (SIC) system.

Boston Properties, Inc.

Second Quarter 2009

IN-SERVICE OFFICE PROPERTIES

Lease Expirations (1) (2)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet
2009	1,420,337	$55,882,544	$39.34	$56,006,281	$39.43	4.47%
2010	2,812,917	116,988,665	41.59	119,044,261	42.32	8.84%
2011	3,124,521	150,273,952	48.10	153,278,851	49.06	9.82%
2012	2,884,967	143,510,611	49.74	147,204,722	51.02	9.07%
2013	1,159,901	56,105,523	48.37	58,415,128	50.36	3.65%
2014	2,684,107	109,086,631	40.64	120,665,244	44.96	8.44%
2015	1,948,666	90,898,965	46.65	112,052,004	57.50	6.13%
2016	2,208,731	111,006,936	50.26	121,025,374	54.79	6.94%
2017	2,865,053	199,968,370	69.80	215,715,418	75.29	9.01%
2018	514,272	38,771,483	75.39	44,003,749	85.57	1.62%
Thereafter	7,459,351	459,350,115	61.58	565,775,786	75.85	23.45%

Occupancy By Location (3)

	CBD		Suburban		Total
Location	30-Jun-09	30-Jun-08	30-Jun-09	30-Jun-08	30-Jun-09	30-Jun-08
Midtown Manhattan	91.6%	99.8%	n/a	n/a	91.6%	99.8%
Greater Boston	95.8%	96.7%	91.2%	92.8%	93.7%	95.0%
Greater Washington	98.8%	99.6%	92.0%	98.1%	95.2%	98.8%
Greater San Francisco	91.0%	90.9%	94.6%	94.9%	92.1%	92.1%
Princeton/East Brunswick, NJ	n/a	n/a	82.5%	82.2%	82.5%	82.2%

Total Portfolio	93.9%	97.4%	90.3%	92.7%	92.5%	95.6%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.
(3)	Includes approximately 1,700,000 square feet of retail space.

Boston Properties, Inc.

Second Quarter 2009

IN-SERVICE OFFICE/TECHNICAL PROPERTIES

Lease Expirations (1) (2)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet
2009	185,895	$4,174,893	$22.46	$4,174,893	$22.46	11.20%
2010	216,776	3,916,093	18.07	4,046,169	18.67	13.06%
2011	57,321	939,059	16.38	939,059	16.38	3.45%
2012	132,820	2,934,082	22.09	2,945,777	22.18	8.00%
2013	7,479	145,626	19.47	154,488	20.66	0.45%
2014	258,020	4,595,583	17.81	4,932,659	19.12	15.55%
2015	23,439	454,154	19.38	511,832	21.84	1.41%
2016	225,532	18,724,206	83.02	19,024,163	84.35	13.59%
2017	—	—	—	—	—	0.00%
2018	—	—	—	—	—	0.00%
Thereafter	237,776	4,813,958	20.25	5,132,846	21.59	14.33%

Occupancy By Location

	CBD		Suburban		Total
Location	30-Jun-09	30-Jun-08	30-Jun-09	30-Jun-08	30-Jun-09	30-Jun-08
Midtown Manhattan	n/a	n/a	n/a	n/a	n/a	n/a
Greater Boston	100.0%	100.0%	56.8%	56.8%	72.3%	72.3%
Greater Washington	n/a	n/a	91.6%	91.6%	91.6%	91.6%
Greater San Francisco	n/a	n/a	n/a	n/a	n/a	n/a
Princeton/East Brunswick, NJ	n/a	n/a	n/a	n/a	n/a	n/a

Total Portfolio	100.0%	100.0%	77.9%	77.9%	81.9%	81.9%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.

Boston Properties, Inc.

Second Quarter 2009

IN-SERVICE RETAIL PROPERTIES

Lease Expirations (1) (2)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet
2009	38,613	$2,942,719	$76.21	$2,989,639	$77.43	2.55%
2010	57,949	3,808,572	65.72	3,793,451	65.46	3.83%
2011	75,125	5,521,278	73.49	5,655,228	75.28	4.97%
2012	147,801	9,782,444	66.19	10,062,951	68.08	9.77%
2013	72,577	6,217,541	85.67	6,295,957	86.75	4.80%
2014	48,451	4,577,301	94.47	4,890,000	100.93	3.20%
2015	143,192	11,551,581	80.67	14,214,915	99.27	9.47%
2016	135,520	21,754,070	160.52	14,706,684	108.52	8.96%
2017	106,895	6,828,558	63.88	7,353,165	68.79	7.07%
2018	234,673	11,226,523	47.84	11,690,258	49.82	15.51%
Thereafter	451,868	26,954,504	59.65	33,850,428	74.91	29.87%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.

Boston Properties, Inc.

Second Quarter 2009

GRAND TOTAL OF ALL

IN-SERVICE PROPERTIES

Lease Expirations (1) (2)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet
2009	1,644,845	$63,000,157	$38.30	$63,170,813	$38.41	4.7%
2010	3,087,642	124,713,330	40.39	126,883,880	41.09	8.8%
2011	3,256,967	156,734,289	48.12	159,873,138	49.09	9.3%
2012	3,165,588	156,227,137	49.35	160,213,450	50.61	9.0%
2013	1,239,957	62,468,690	50.38	64,865,573	52.31	3.5%
2014	2,990,578	118,259,515	39.54	130,487,903	43.63	8.5%
2015	2,115,297	102,904,701	48.65	126,778,751	59.93	6.0%
2016	2,569,783	151,485,212	58.95	154,756,221	60.22	7.3%
2017	2,971,948	206,796,927	69.58	223,068,583	75.06	8.5%
2018	748,945	49,998,006	66.76	55,694,007	74.36	2.1%
Thereafter	8,148,995	491,118,577	60.27	604,759,060	74.21	23.3%

Occupancy By Location

	CBD		Suburban		Total
Location	31-Mar-09	31-Mar-08	31-Mar-09	31-Mar-08	31-Mar-09	31-Mar-08
Midtown Manhattan	91.6%	99.8%	n/a	n/a	91.6%	99.8%
Greater Boston	96.1%	96.9%	86.8%	88.0%	91.7%	92.8%
Greater Washington	98.8%	99.6%	92.0%	96.9%	94.9%	98.1%
Greater San Francisco	91.0%	90.9%	94.6%	94.9%	92.1%	92.1%
Princeton/East Brunswick, NJ	n/a	n/a	82.5%	82.2%	82.5%	82.2%

Total Portfolio	93.9%	97.4%	89.0%	91.0%	92.0%	94.9%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.

Boston Properties, Inc.

Second Quarter 2009

IN-SERVICE GREATER BOSTON PROPERTIES

Lease Expirations - Greater Boston (1) (2)

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2009	485,472	$16,376,759	$33.73	$16,376,759	$33.73	—	$—	$—	$—	$—
2010	669,191	23,871,370	35.67	24,528,290	36.65	36,528	806,102	22.07	897,422	24.57
2011	1,262,239	56,117,431	44.46	57,477,405	45.54	—	—	—	—	—
2012	1,094,087	41,804,284	38.21	42,649,153	38.98	67,362	1,662,011	24.67	1,662,011	24.67
2013	441,340	19,065,050	43.20	20,137,078	45.63	—	—	—	—	—
2014	680,579	28,141,463	41.35	28,451,948	41.81	30,000	457,500	15.25	457,500	15.25
2015	453,337	16,671,629	36.78	18,594,517	41.02	—	—	—	—	—
2016	271,096	8,619,041	31.79	9,669,885	35.67	225,532	18,724,206	83.02	19,024,163	84.35
2017	321,279	14,458,947	45.00	16,851,679	52.45	—	—	—	—	—
2018	2,291	63,954	27.92	68,536	29.92	—	—	—	—	—
Thereafter	1,194,207	51,311,059	42.97	76,865,080	64.36	237,776	4,813,958	20.25	5,132,846	21.59

	Retail						Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2009	10,802	$1,595,944	$147.75	$1,642,864	$152.09	(3)	496,274	$17,972,703	$36.22	$18,019,623	$36.31
2010	11,581	1,631,603	140.89	1,600,523	138.20	(4)	717,300	26,309,075	36.68	27,026,235	37.68
2011	18,414	2,143,594	116.41	2,197,974	119.36		1,280,653	58,261,025	45.49	59,675,379	46.60
2012	61,450	2,324,654	37.83	2,324,654	37.83		1,222,899	45,790,949	37.44	46,635,818	38.14
2013	28,464	3,611,477	126.88	3,596,940	126.37		469,804	22,676,528	48.27	23,734,018	50.52
2014	16,269	2,021,864	124.28	2,090,539	128.50		726,848	30,620,827	42.13	30,999,987	42.65
2015	70,221	5,263,052	74.95	5,505,069	78.40		523,558	21,934,681	41.90	24,099,586	46.03
2016	14,617	1,822,153	124.66	1,914,896	131.00		511,245	29,165,400	57.05	30,608,944	59.87
2017	43,745	2,760,421	63.10	2,933,132	67.05		365,024	17,219,368	47.17	19,784,811	54.20
2018	178,454	7,956,145	44.58	8,028,708	44.99		180,745	8,020,099	44.37	8,097,244	44.80
Thereafter	221,029	9,656,982	43.69	11,536,233	52.19		1,653,012	65,781,999	39.80	93,534,159	56.58

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.
(3)	Excluding kiosks with one square foot at the Prudential Center, current and future expiring rents would be $54.86 per square foot and $54.86 per square foot in 2009.
(4)	Excluding kiosks with one square foot at the Prudential Center, current and future expiring rents would be $62.91 per square foot and $62.91 per square foot in 2010.

Boston Properties, Inc.

Second Quarter 2009

IN-SERVICE GREATER BOSTON PROPERTIES

Quarterly Lease Expirations - Greater Boston (1) (2)

	OFFICE					OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2009	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2009	—	—	—	—	—	—	—	—	—	—
Q3 2009	243,835	7,205,561	29.55	7,205,561	29.55	—	—	—	—	—
Q4 2009	241,637	9,171,198	37.95	9,171,198	37.95	—	—	—	—	—

Total 2009	485,472	$16,376,759	$33.73	$16,376,759	$33.73	—	$—	$—	$—	$—

Q1 2010	44,354	$1,531,372	$34.53	$1,531,372	$34.53	—	$—	$—	$—	$—
Q2 2010	257,594	8,294,425	32.20	8,314,265	32.28	—	—	—	—	—
Q3 2010	142,167	5,683,315	39.98	6,228,161	43.81	36,528	806,102	22.07	897,422	24.57
Q4 2010	225,076	8,362,258	37.15	8,454,492	37.56	—	—	—	—	—

Total 2010	669,191	$23,871,370	$35.67	$24,528,290	$36.65	36,528	$806,102	$22.07	$897,422	$24.57

	Retail						Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2009	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2009	—	—	—	—	—		—	—	—	—	—
Q3 2009	6,687	983,587	147.09	980,587	146.64		250,522	8,189,148	32.69	8,186,148	32.68
Q4 2009	4,115	612,356	148.81	662,276	160.94		245,752	9,783,555	39.81	9,833,475	40.01

Total 2009	10,802	$1,595,944	$147.75	$1,642,864	$152.09	(3)	496,274	$17,972,703	$36.22	$18,019,623	$36.31

Q1 2010	7,992	$967,896.36	$121.11	936,816	$117.22		52,346	$2,499,269	$47.75	$2,468,189	$47.15
Q2 2010	3,585	415,810	115.99	415,810	115.99		261,179	8,710,235	33.35	8,730,075	33.43
Q3 2010	2	159,800	79,900.02	159,800	79,900.02		178,697	6,649,217	37.21	7,285,383	40.77
Q4 2010	2	88,097	44,048.46	88,097	44,048.46		225,078	8,450,355	37.54	8,542,589	37.95

Total 2010	11,581	$1,631,603	$140.89	$1,600,523	$138.20	(4)	717,300	$26,309,075	$36.68	$27,026,235	$37.68

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.
(3)	Excluding kiosks with one square foot at the Prudential Center, current and future expiring rents would be $54.86 per square foot and $54.86 per square foot in 2009.
(4)	Excluding kiosks with one square foot at the Prudential Center, current and future expiring rents would be $62.91 per square foot and $62.91 per square foot in 2010.

Boston Properties, Inc.

Second Quarter 2009

IN-SERVICE GREATER WASHINGTON PROPERTIES

Lease Expirations - Greater Washington (1) (2)

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2009	623,846	$22,897,409	$36.70	$22,904,034	$36.71	185,895	$4,174,893	$22.46	$4,174,893	$22.46
2010	793,072	37,067,477	46.74	37,267,477	46.99	180,248	3,109,992	17.25	3,148,747	17.47
2011	764,874	30,436,698	39.79	31,547,083	41.24	57,321	939,059	16.38	939,059	16.38
2012	877,386	37,413,494	42.64	38,967,865	44.41	65,458	1,272,071	19.43	1,283,766	19.61
2013	177,174	8,843,825	49.92	9,334,131	52.68	7,479	145,626	19.47	154,488	20.66
2014	701,764	25,150,124	35.84	33,129,832	47.21	228,020	4,138,083	18.15	4,475,159	19.63
2015	602,924	27,999,304	46.44	31,473,003	52.20	23,439	454,154	19.38	511,832	21.84
2016	271,687	10,973,328	40.39	12,802,040	47.12	—	—	—	—	—
2017	805,237	43,953,523	54.58	48,156,140	59.80	—	—	—	—	—
2018	288,337	14,160,916	49.11	17,268,298	59.89	—	—	—	—	—
Thereafter	2,279,020	108,137,704	47.45	135,580,969	59.49	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2009	21,029	$1,010,223	$48.04	$1,010,223	$48.04	830,770	$28,082,525	$33.80	$28,089,150	$33.81
2010	11,991	590,022	49.21	596,764	49.77	985,311	40,767,491	41.38	41,012,988	41.62
2011	18,533	698,437	37.69	706,911	38.14	840,728	32,074,194	38.15	33,193,053	39.48
2012	11,984	507,732	42.37	530,403	44.26	954,828	39,193,297	41.05	40,782,034	42.71
2013	8,199	407,315	49.68	437,382	53.35	192,852	9,396,765	48.73	9,926,001	51.47
2014	7,827	391,716	50.05	422,566	53.99	937,611	29,679,923	31.65	38,027,557	40.56
2015	26,300	1,207,518	45.91	1,326,738	50.45	652,663	29,660,975	45.45	33,311,573	51.04
2016	17,696	902,460	51.00	1,007,443	56.93	289,383	11,875,788	41.04	13,809,482	47.72
2017	24,412	1,045,713	42.84	1,187,104	48.63	829,649	44,999,236	54.24	49,343,244	59.47
2018	38,423	2,268,830	59.05	2,594,738	67.53	326,760	16,429,746	50.28	19,863,036	60.79
Thereafter	135,688	4,890,627	36.04	6,033,001	44.46	2,414,708	113,028,331	46.81	141,613,970	58.65

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.

Boston Properties, Inc.

Second Quarter 2009

IN-SERVICE GREATER WASHINGTON PROPERTIES

Quarterly Lease Expirations - Greater Washington (1) (2)

	OFFICE					OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2009	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2009	—	—	—	—	—	—	—	—	—	—
Q3 2009	208,167	6,608,250	31.74	6,608,250	31.74	154,835	3,532,023	22.81	3,532,023	22.81
Q4 2009	415,679	16,289,159	39.19	16,295,784	39.20	31,060	642,871	20.70	642,871	20.70

Total 2009	623,846	$22,897,409	$36.70	$22,904,034	$36.71	185,895	$4,174,893	$22.46	$4,174,893	$22.46

Q1 2010	147,861	$7,236,217	$48.94	$7,240,117	$48.97	—	$—	$—	$—	$—
Q2 2010	458,131	20,389,918	44.51	20,398,545	44.53	146,848	2,443,353	16.64	2,466,001	16.79
Q3 2010	17,227	675,386	39.21	692,057	40.17	33,400	666,639	19.96	682,746	20.44
Q4 2010	169,853	8,765,955	51.61	8,936,758	52.61	—	—	—	—	—

Total 2010	793,072	$37,067,477	$46.74	$37,267,477	$46.99	180,248	$3,109,992	$17.25	$3,148,747	$17.47

	Retail					Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2009	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2009	—	—	—	—	—	—	—	—	—	—
Q3 2009	21,021	1,010,183	48.06	1,010,183	48.06	384,023	11,150,455	29.04	11,150,455	29.04
Q4 2009	8	40	5.00	40	5.00	446,747	16,932,070	37.90	16,938,695	37.92

Total 2009	21,029	$1,010,223	$48.04	$1,010,223	$48.04	830,770	$28,082,525	$33.80	$28,089,150	$33.81

Q1 2010	1,130	$70,179	$62.10	$70,179	$62.10	148,991	$7,306,396	$49.04	$7,310,295	$49.07
Q2 2010	—	—	—	—	—	604,979	22,833,271	37.74	22,864,546	37.79
Q3 2010	—	—	—	—	—	50,627	1,342,025	26.51	1,374,803	27.16
Q4 2010	10,861	519,843	47.86	526,585	48.48	180,714	9,285,799	51.38	9,463,343	52.37

Total 2010	11,991	$590,022	$49.21	$596,764	$49.77	985,311	$40,767,491	$41.38	$41,012,988	$41.62

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.

Boston Properties, Inc.

Second Quarter 2009

IN-SERVICE GREATER SAN FRANCISCO PROPERTIES

Lease Expirations - Greater San Francisco (1) (2)

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2009	128,939	$5,401,090	$41.89	$5,460,226	$42.35	—	$—	$—	$—	$—
2010	742,342	18,269,140	24.61	18,621,032	25.08	—	—	—	—	—
2011	399,333	26,123,718	65.42	26,485,343	66.32	—	—	—	—	—
2012	258,656	13,075,294	50.55	13,844,527	53.52	—	—	—	—	—
2013	225,346	9,973,495	44.26	10,409,761	46.19	—	—	—	—	—
2014	473,375	18,751,589	39.61	19,766,696	41.76	—	—	—	—	—
2015	357,074	13,154,653	36.84	14,759,371	41.33	—	—	—	—	—
2016	968,963	39,202,421	40.46	41,979,778	43.32	—	—	—	—	—
2017	182,167	8,385,676	46.03	8,884,350	48.77	—	—	—	—	—
2018	58,268	3,530,807	60.60	3,982,579	68.35	—	—	—	—	—
Thereafter	514,750	28,175,094	54.74	31,282,920	60.77	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2009	5,881	$203,828	$34.66	$203,828	$34.66	134,820	$5,604,918	$41.57	$5,664,054	$42.01
2010	34,377	1,586,946	46.16	1,596,164	46.43	776,719	19,856,086	25.56	20,217,196	26.03
2011	22,048	987,393	44.78	1,001,625	45.43	421,381	27,111,111	64.34	27,486,968	65.23
2012	35,001	2,496,255	71.32	2,672,684	76.36	293,657	15,571,549	53.03	16,517,211	56.25
2013	34,232	2,032,588	59.38	2,077,532	60.69	259,578	12,006,084	46.25	12,487,292	48.11
2014	12,987	830,140	63.92	874,176	67.31	486,362	19,581,728	40.26	20,640,872	42.44
2015	34,183	1,764,302	51.61	1,905,680	55.75	391,257	14,918,955	38.13	16,665,050	42.59
2016	11,826	649,496	54.92	700,482	59.23	980,789	39,851,917	40.63	42,680,260	43.52
2017	12,053	682,815	56.65	739,461	61.35	194,220	9,068,491	46.69	9,623,811	49.55
2018	16,919	899,604	53.17	940,770	55.60	75,187	4,430,410	58.93	4,923,349	65.48
Thereafter	8,958	575,646	64.26	570,363	63.67	523,708	28,750,740	54.90	31,853,282	60.82

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.

Boston Properties, Inc.

Second Quarter 2009

IN-SERVICE GREATER SAN FRANCISCO PROPERTIES

Quarterly Lease Expirations - Greater San Francisco (1) (2)

	OFFICE					OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2009	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2009	—	—	—	—	—	—	—	—	—	—
Q3 2009	57,479	1,931,373	33.60	1,990,509	34.63	—	—	—	—	—
Q4 2009	71,460	3,469,718	48.55	3,469,718	48.55	—	—	—	—	—

Total 2009	128,939	$5,401,090	$41.89	$5,460,226	$42.35	—	$—	$—	$—	$—

Q1 2010	8,186	$304,359	$37.18	$304,359	$37.18	—	$—	$—	$—	$—
Q2 2010	53,844	2,297,254	42.66	2,300,686	42.73	—	—	—	—	—
Q3 2010	58,456	4,489,827	76.81	4,616,068	78.97	—	—	—	—	—
Q4 2010	621,856	11,177,700	17.97	11,399,919	18.33	—	—	—	—	—

Total 2010	742,342	$18,269,140	$24.61	$18,621,032	$25.08	—	$—	$—	$—	$—

	Retail					Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2009	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2009	—	—	—	—	—	—	—	—	—	—
Q3 2009	980	55,456	56.59	55,456	56.59	58,459	1,986,828	33.99	2,045,964	35.00
Q4 2009	4,901	148,372	30.27	148,372	30.27	76,361	3,618,090	47.38	3,618,090	47.38

Total 2009	5,881	$203,828	$34.66	$203,828	$34.66	134,820	$5,604,918	$41.57	$5,664,054	$42.01

Q1 2010	4,083	$187,075	$45.82	$187,075	$45.82	12,269	$491,433	$40.05	$491,433	40.05
Q2 2010	420	41,161	98.00	41,161	98.00	54,264	2,338,415	43.09	2,341,847	43.16
Q3 2010	3,087	204,227	66.16	204,227	66.16	61,543	4,694,054	76.27	4,820,294	78.32
Q4 2010	26,787	1,154,484	43.10	1,163,702	43.44	648,643	12,332,184	19.01	12,563,621	19.37

Total 2010	34,377	$1,586,946	$46.16	$1,596,164	$46.43	776,719	$19,856,086	$25.56	$20,217,196	$26.03

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.

Boston Properties, Inc.

Second Quarter 2009

IN-SERVICE MIDTOWN MANHATTAN PROPERTIES

Lease Expirations - Midtown Manhattan (1) (2)

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2009	92,627	$7,785,305	$84.05	$7,843,280	$84.68	—	$—	$—	$—	$—
2010	480,165	33,039,560	68.81	33,886,344	70.57	—	—	—	—	—
2011	251,844	21,884,569	86.90	21,975,327	87.26	—	—	—	—	—
2012	601,224	49,338,896	82.06	49,833,002	82.89	—	—	—	—	—
2013	125,448	11,777,600	93.88	11,796,672	94.04	—	—	—	—	—
2014	174,759	15,372,577	87.96	16,241,455	92.94	—	—	—	—	—
2015	381,179	28,345,777	74.36	42,085,549	110.41	—	—	—	—	—
2016	660,066	51,150,725	77.49	55,401,493	83.93	—	—	—	—	—
2017	1,435,260	129,175,419	90.00	137,305,459	95.67	—	—	—	—	—
2018	165,376	21,015,806	127.08	22,684,336	137.17	—	—	—	—	—
Thereafter	3,444,604	270,948,705	78.66	321,162,186	93.24	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2009	901	$132,724	$147.31	$132,724	$147.31	93,528	$7,918,029	$84.66	$7,976,004	$85.28
2010	—	—	—	—	—	480,165	33,039,560	68.81	33,886,344	70.57
2011	16,130	1,691,855	104.89	1,748,717	108.41	267,974	23,576,424	87.98	23,724,044	88.53
2012	39,366	4,453,803	113.14	4,535,210	115.21	640,590	53,792,698	83.97	54,368,212	84.87
2013	1,682	166,160	98.79	184,104	109.46	127,130	11,943,760	93.95	11,980,776	94.24
2014	11,368	1,333,582	117.31	1,502,718	132.19	186,127	16,706,159	89.76	17,744,173	95.33
2015	12,488	3,316,710	265.59	5,477,428	438.62	393,667	31,662,487	80.43	47,562,978	120.82
2016	91,381	18,379,961	201.14	11,083,863	121.29	751,447	69,530,686	92.53	66,485,356	88.48
2017	26,685	2,339,609	87.68	2,493,468	93.44	1,461,945	131,515,028	89.96	139,798,927	95.63
2018	877	101,944	116.24	126,042	143.72	166,253	21,117,750	127.02	22,810,378	137.20
Thereafter	86,193	11,831,249	137.26	15,710,831	182.28	3,530,797	282,779,954	80.09	336,873,017	95.41

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.

Boston Properties, Inc.

Second Quarter 2009

IN-SERVICE MIDTOWN MANHATTAN PROPERTIES

Quarterly Lease Expirations - Midtown Manhattan (1) (2)

	OFFICE					OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2009	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2009	—	—	—	—	—	—	—	—	—	—
Q3 2009	47,687	3,751,256	78.66	3,751,256	78.66	—	—	—	—	—
Q4 2009	44,940	4,034,049	89.77	4,092,025	91.06	—	—	—	—	—

Total 2009	92,627	$7,785,305	$84.05	$7,843,280	$84.68	—	$—	$—	$—	$—

Q1 2010	182,682	$12,874,548	$70.48	$12,940,837	$70.84	—	$—	$—	$—	$—
Q2 2010	28,067	1,356,952	48.35	1,555,532	55.42	—	—	—	—	—
Q3 2010	147,796	8,662,176	58.61	9,230,127	62.45	—	—	—	—	—
Q4 2010	121,620	10,145,885	83.42	10,159,848	83.54	—	—	—	—	—

Total 2010	480,165	$33,039,560	$68.81	$33,886,344	$70.57	—	$—	$—	$—	$—

	Retail					Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2009	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2009	—	—	—	—	—	—	—	—	—	—
Q3 2009	658	52,815	80.27	52,815	80.27	48,345	3,804,070	78.69	3,804,070	78.69
Q4 2009	243	79,909	328.84	79,909	328.84	45,183	4,113,958	91.05	4,171,934	92.33

Total 2009	901	$132,724	$147.31	$132,724	$147.31	93,528	$7,918,029	$84.66	$7,976,004	$85.28

Q1 2010	—	$—	$—	$—	$—	182,682	$12,874,548	$70.48	$12,940,837	$70.84
Q2 2010	—	—	—	—	—	28,067	1,356,952	48.35	1,555,532	55.42
Q3 2010	—	—	—	—	—	147,796	8,662,176	58.61	9,230,127	62.45
Q4 2010	—	—	—	—	—	121,620	10,145,885	83.42	10,159,848	83.54

Total 2010	—	$—	$—	$—	$—	480,165	$33,039,560	$68.81	$33,886,344	$70.57

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.

Boston Properties, Inc.

Second Quarter 2009

IN-SERVICE PRINCETON/EAST BRUNSWICK PROPERTIES

Lease Expirations - Princeton/East Brunswick (1) (2)

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2009	89,453	$3,421,981	$38.25	$3,421,981	$38.25	—	$—	$—	$—	$—
2010	128,147	4,741,118	37.00	4,741,118	37.00	—	—	—	—	—
2011	446,231	15,711,536	35.21	15,793,694	35.39	—	—	—	—	—
2012	53,614	1,878,644	35.04	1,910,175	35.63	—	—	—	—	—
2013	190,593	6,445,553	33.82	6,737,486	35.35	—	—	—	—	—
2014	653,630	21,670,878	33.15	23,075,314	35.30	—	—	—	—	—
2015	154,152	4,727,602	30.67	5,139,564	33.34	—	—	—	—	—
2016	36,919	1,061,421	28.75	1,172,178	31.75	—	—	—	—	—
2017	121,110	3,994,804	32.98	4,517,790	37.30	—	—	—	—	—
2018	—	—	—	—	—	—	—	—	—	—
Thereafter	26,770	777,552	29.05	884,632	33.05	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2009	—	$—	$—	$—	$—	89,453	$3,421,981	$38.25	$3,421,981	$38.25
2010	—	—	—	—	—	128,147	4,741,118	37.00	4,741,118	37.00
2011	—	—	—	—	—	446,231	15,711,536	35.21	15,793,694	35.39
2012	—	—	—	—	—	53,614	1,878,644	35.04	1,910,175	35.63
2013	—	—	—	—	—	190,593	6,445,553	33.82	6,737,486	35.35
2014	—	—	—	—	—	653,630	21,670,878	33.15	23,075,314	35.30
2015	—	—	—	—	—	154,152	4,727,602	30.67	5,139,564	33.34
2016	—	—	—	—	—	36,919	1,061,421	28.75	1,172,178	31.75
2017	—	—	—	—	—	121,110	3,994,804	32.98	4,517,790	37.30
2018	—	—	—	—	—	—	—	—	—	—
Thereafter	—	—	—	—	—	26,770	777,552	29.05	884,632	33.05

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.

Boston Properties, Inc.

Second Quarter 2009

IN-SERVICE PRINCETON/EAST BRUNSWICK PROPERTIES

Quarterly Lease Expirations - Princeton/East Brunswick (1) (2)

	OFFICE					OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2009	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2009	—	—	—	—	—	—	—	—	—	—
Q3 2009	29,257	1,255,210	42.90	1,255,210	42.90	—	—	—	—	—
Q4 2009	60,196	2,671,550	44.38	2,671,550	44.38	—	—	—	—	—

Total 2009	89,453	$3,926,761	$43.90	$3,926,761	$43.90	—	$—	$—	$—	$—

Q1 2010	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2010	11,901	390,058	32.78	390,058	32.78	—	—	—	—	—
Q3 2010	5,260	193,070	36.71	193,070	36.71	—	—	—	—	—
Q4 2010	110,986	4,157,989	37.46	4,157,989	37.46	—	—	—	—	—

Total 2010	128,147	$4,741,118	$37.00	$4,741,118	$37.00	—	$—	$—	$—	$—

	Retail					Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2009	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2009	—	—	—	—	—	—	—	—	—	—
Q3 2009	—	—	—	—	—	29,257	1,255,210	42.90	1,255,210	42.90
Q4 2009	—	—	—	—	—	60,196	2,671,550	44.38	2,671,550	44.38

Total 2009	—	$—	$—	$—	$—	89,453	$3,926,761	$43.90	$3,926,761	$43.90

Q1 2010	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2010	—	—	—	—	—	11,901	390,058	32.78	390,058	32.78
Q3 2010	—	—	—	—	—	5,260	193,070	36.71	193,070	36.71
Q4 2010	—	—	—	—	—	110,986	4,157,989	37.46	4,157,989	37.46

Total 2010	—	$—	$—	$—	$—	128,147	$4,741,118	$37.00	$4,741,118	$37.00

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.

Boston Properties, Inc.

Second Quarter 2009

CBD PROPERTIES

Lease Expirations (1) (2)

	Greater Boston					Greater Washington
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2009	109,921	$5,856,193	$53.28	$5,903,113	$53.70	346,599	$13,431,132	$38.75	$13,437,757	$38.77
2010	195,396	9,274,411	47.46	9,760,606	49.95	339,519	17,554,282	51.70	17,729,087	52.22
2011	783,009	44,494,006	56.82	45,705,835	58.37	132,565	7,423,452	56.00	7,687,406	57.99
2012	439,309	20,884,110	47.54	20,997,867	47.80	169,638	7,581,855	44.69	7,668,742	45.21
2013	297,208	17,590,942	59.19	18,190,050	61.20	34,179	1,653,570	48.38	1,780,327	52.09
2014	530,494	25,114,437	47.34	25,273,255	47.64	283,280	9,632,039	34.00	15,957,862	56.33
2015	309,531	15,245,409	49.25	16,357,220	52.85	339,429	19,044,738	56.11	21,231,898	62.55
2016	296,421	22,404,071	75.58	23,049,299	77.76	138,017	6,395,359	46.34	7,259,815	52.60
2017	211,425	12,313,457	58.24	14,164,713	67.00	753,605	41,434,792	54.98	45,075,464	59.81
2018	178,454	7,956,145	44.58	8,028,708	44.99	66,223	4,154,488	62.73	4,848,048	73.21
Thereafter	1,150,433	50,021,167	43.48	76,486,053	66.48	1,538,345	79,921,659	51.95	104,297,334	67.80

	New York					San Francisco
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2009	93,528	$7,918,029	$84.66	$7,976,004	$85.28	87,583	$4,028,524	$46.00	$4,087,660	$46.67
2010	480,165	33,039,560	68.81	33,886,344	70.57	194,181	10,743,711	55.33	10,877,880	56.02
2011	267,974	23,576,424	87.98	23,724,044	88.53	328,617	25,106,744	76.40	25,312,493	77.03
2012	640,590	53,792,698	83.97	54,368,212	84.87	266,816	14,672,406	54.99	15,544,754	58.26
2013	127,130	11,943,760	93.95	11,980,776	94.24	223,105	11,049,942	49.53	11,443,024	51.29
2014	186,127	16,706,159	89.76	17,744,173	95.33	230,060	10,920,360	47.47	11,395,135	49.53
2015	393,667	31,662,487	80.43	47,562,978	120.82	167,668	7,821,471	46.65	8,426,255	50.26
2016	751,447	69,530,686	92.53	66,485,356	88.48	852,401	36,727,995	43.09	38,997,800	45.75
2017	1,461,945	131,515,028	89.96	139,798,927	95.63	194,220	9,068,491	46.69	9,623,811	49.55
2018	166,253	21,117,750	127.02	22,810,378	137.20	75,187	4,430,410	58.93	4,923,349	65.48
Thereafter	3,530,797	282,779,954	80.09	336,873,017	95.41	523,708	28,750,740	54.90	31,853,282	60.82

	Princeton/East Brunswick					Other
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2009	—	$—	$—	$—	$—	—	$—	$—	$—	$—
2010	—	—	—	—	—	—	—	—	—	—
2011	—	—	—	—	—	—	—	—	—	—
2012	—	—	—	—	—	—	—	—	—	—
2013	—	—	—	—	—	—	—	—	—	—
2014	—	—	—	—	—	—	—	—	—	—
2015	—	—	—	—	—	—	—	—	—	—
2016	—	—	—	—	—	—	—	—	—	—
2017	—	—	—	—	—	—	—	—	—	—
2018	—	—	—	—	—	—	—	—	—	—
Thereafter	—	—	—	—	—	—	—	—	—	—

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.

Boston Properties, Inc.

Second Quarter 2009

SUBURBAN PROPERTIES

Lease Expirations (1) (2)

	Greater Boston					Greater Washington
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2009	386,353	$12,116,510	$31.36	$12,116,510	$31.36	484,171	$14,651,393	$30.26	$14,651,393	$30.26
2010	521,904	17,034,664	32.64	17,265,630	33.08	645,792	23,213,209	35.95	23,283,901	36.05
2011	497,644	13,767,018	27.66	13,969,544	28.07	708,163	24,650,741	34.81	25,505,647	36.02
2012	783,590	24,906,839	31.79	25,637,952	32.72	785,190	31,611,442	40.26	33,113,292	42.17
2013	172,596	5,085,586	29.47	5,543,968	32.12	158,673	7,743,196	48.80	8,145,673	51.34
2014	196,354	5,506,390	28.04	5,726,732	29.17	654,331	20,047,884	30.64	22,069,696	33.73
2015	214,027	6,689,271	31.25	7,742,366	36.17	313,234	10,616,237	33.89	12,079,675	38.56
2016	214,824	6,761,329	31.47	7,559,645	35.19	151,366	5,480,429	36.21	6,549,668	43.27
2017	153,599	4,905,911	31.94	5,620,098	36.59	76,044	3,564,444	46.87	4,267,780	56.12
2018	2,291	63,954	27.92	68,536	29.92	260,537	12,275,258	47.12	15,014,988	57.63
Thereafter	502,579	15,760,832	31.36	17,048,106	33.92	876,363	33,106,672	65.87	37,316,636	42.58

	New York					San Francisco
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2009	—	$—	$—	$—	$—	47,237	$1,576,395	$33.37	$1,576,395	$33.37
2010	—	—	—	—	—	582,538	9,112,375	15.64	9,339,316	16.03
2011	—	—	—	—	—	92,764	2,004,367	21.61	2,174,475	23.44
2012	—	—	—	—	—	26,841	899,143	33.50	972,458	36.23
2013	—	—	—	—	—	36,473	956,142	26.22	1,044,269	28.63
2014	—	—	—	—	—	256,302	8,661,369	33.79	9,245,737	36.07
2015	—	—	—	—	—	223,589	7,097,484	31.74	8,238,795	36.85
2016	—	—	—	—	—	128,388	3,123,921	24.33	3,682,460	28.68
2017	—	—	—	—	—	—	—	—	—	—
2018	—	—	—	—	—	—	—	—	—	—
Thereafter	—	—	—	—	—	—	—	—	—	—

	Princeton/East Brunswick					Other
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2009	89,453	$3,421,981	$38.25	$3,421,981	$38.25	—	$—	$—	$—	$—
2010	128,147	4,741,118	37.00	4,741,118	37.00	—	—	—	—	—
2011	446,231	15,711,536	35.21	15,793,694	35.39	—	—	—	—	—
2012	53,614	1,878,644	35.04	1,910,175	35.63	—	—	—	—	—
2013	190,593	6,445,553	33.82	6,737,486	35.35	—	—	—	—	—
2014	653,630	21,670,878	33.15	23,075,314	35.30	—	—	—	—	—
2015	154,152	4,727,602	30.67	5,139,564	33.34	—	—	—	—	—
2016	36,919	1,061,421	28.75	1,172,178	31.75	—	—	—	—	—
2017	121,110	3,994,804	32.98	4,517,790	37.30	—	—	—	—	—
2018	—	—	—	—	—	—	—	—	—	—
Thereafter	26,770	777,552	29.05	884,632	33.05	—	—	—	—	—

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.

Boston Properties, Inc.

Second Quarter 2009

HOTEL PERFORMANCE

Cambridge Center Marriott

	Second Quarter 2009	Second Quarter 2008	Percent Change	Year to Date 2009	Year To Date 2008	Percent Change
Occupancy	78.0%	83.7%	-6.8%	73.6%	76.2%	-3.3%
Average Daily Rate	$195.51	$236.58	-17.4%	$182.97	$208.59	-12.3%
Revenue per available room	$152.59	$197.94	-22.9%	$134.64	$161.32	-16.5%

OCCUPANCY ANALYSIS

Same Property Occupancy(1) - By Location

	CBD		Suburban		Total
Location	30-Jun-09	30-Jun-08	30-Jun-09	30-Jun-08	30-Jun-09	30-Jun-08
Greater Boston	96.1%	96.9%	86.2%	88.0%	91.6%	92.8%
Greater Washington	99.4%	99.6%	96.1%	96.9%	97.5%	98.1%
Midtown Manhattan	88.7%	99.9%	n/a	n/a	88.7%	99.9%
Princeton/East Brunswick, NJ	n/a	n/a	82.5%	82.2%	82.5%	82.2%
Greater San Francisco	91.0%	90.9%	94.6%	94.9%	92.1%	92.1%

Total Portfolio	93.4%	97.2%	90.2%	91.0%	92.1%	94.7%

Same Property Occupancy(1) - By Type of Property

	CBD		Suburban		Total
	30-Jun-09	30-Jun-08	30-Jun-09	30-Jun-08	30-Jun-09	30-Jun-08
Total Office Portfolio	93.3%	97.2%	91.7%	92.7%	92.7%	95.4%
Total Office/Technical Portfolio	100.0%	100.0%	77.9%	77.9%	81.9%	81.9%

Total Portfolio	93.4%	97.2%	90.2%	91.0%	92.1%	94.7%

(1)	For disclosures related to our definition of Same Property, see page 50.

Boston Properties, Inc.

Second Quarter 2009

SAME PROPERTY PERFORMANCE

Office, Office/Technical and Hotel Properties

	Office	Office/Technical	Hotel (1)	Total
Number of Properties	106	20	1	127
Square feet	28,391,436	1,659,294	330,400	30,381,130
Percent of in-service properties	85.2%	100.0%	100.0%	86.0%
Occupancy @ 06/30/08	95.4%	81.9%	—	94.7%
Occupancy @ 06/30/09	92.7%	81.9%	—	92.1%
Percent change from 2nd quarter 2009 over 2nd quarter 2008 (2):
Rental revenue	1.8%	3.3%	-23.8%
Operating expenses and real estate taxes	3.3%	1.8%	-16.9%
Consolidated Net Operating Income (3) - excluding hotel				1.1	% (2)
Consolidated Net Operating Income (3) - Hotel				-37.5	% (2)
Net Operating Income - BXP’s share of unconsolidated joint ventures (3) (4)				3.7	% (2)
Portfolio Net Operating Income (3)				0.7%

Rental revenue - cash basis	1.4%	5.6%	-23.8%
Consolidated Net Operating Income (3) - cash basis (4) excluding hotel	0.3%	7.1%		0.6	% (2)
Consolidated Net Operating Income (3) - cash basis (4) - Hotel				-37.5	% (2)
Net Operating Income - cash basis (4) - BXP’s share of unconsolidated joint ventures				3.0	% (2)
Portfolio Net Operating Income (3) - cash basis (4)				0.1%

Same Property Lease Analysis - quarter ended June 30, 2009

	Office	Office/Technical	Total
Vacant space available @ 4/1/2009 (sf)	1,401,206	300,275	1,701,481
Square footage of leases expiring or terminated 4/1/2009-6/30/2009	1,555,662	—	1,555,662

Total space for lease (sf)	2,956,868	300,275	3,257,143

New tenants (sf)	469,983	—	469,983
Renewals (sf)	404,079	—	404,079

Total space leased (sf)	874,062	—	874,062

Space available @ 6/30/2009 (sf)	2,082,806	300,275	2,383,081

Net (increase)/decrease in available space (sf)	(681,600)	—	(681,600)
2nd generation Average lease term (months)	96	—	96
2nd generation Average free rent (days)	46	—	46
2nd generation TI/Comm PSF	$37.66	$—	$37.66
Increase (decrease) in 2nd generation gross rents (5)	10.55%	0.00%	10.55%
Increase (decrease) in 2nd generation net rents (5)	15.49%	0.00%	15.49%

(1)	Includes revenue and expenses from retail tenants at the hotel property.
(2)	See page 43 for a quantitative reconciliation of Same Property Net Operating Income (NOI) by reportable segment.
(3)	For a quantitative reconciliation of NOI to net income available to common shareholders, see page 42. For disclosures relating to our use of Portfolio NOI and Consolidated NOI, see page 50.
(4)	For disclosures related to the calculation of NOI from unconsolidated joint ventures, see page 17.
(5)	Represents change in rents on a “cash to cash” basis (actual rent at time of expiration vs. initial rent of new lease) and for only 2nd generation space after eliminating any space vacant for more than 12 months. The total footage being weighted is 854,903 square feet.

Boston Properties, Inc.

Second Quarter 2009

Reconciliation of Net Operating Income to Net Income

	For the three months ended
	June 30, 2009	June 30, 2008
	(in thousands)
Net income (loss) attributable to Boston Properties, Inc.	$67,152	$75,483
Net income (loss) attributable to noncontrolling interests:
Noncontrolling interest - redeemable preferred units of the Operating Partnership	$972	$949
Noncontrolling interest in gains on sales of real estate - common units of the Operating Partnership	629	900
Noncontrolling interest - common units of the Operating Partnership	10,629	12,373
Noncontrolling interests in property partnerships	691	420
Gains on sales of real estate	(4,493)	(6,203)
Income (loss) from unconsolidated joint ventures	351	(1,855)
Income before income (loss) from unconsolidated joint ventures, gains on sales of real estate and income (loss) attributable to noncontrolling interests	75,931	82,067

Add:
Losses (gains) from investments in securities	(1,194)	160
Loss from early extinguishment of debt	494	—
Net derivative losses (gains)	—	(257)
Loss from suspension of development	—	—
Depreciation and amortization	87,005	74,389
Interest expense	78,633	69,302
General and administrative expense	18,532	17,467

Subtract:
Interest and other income	(442)	(4,275)
Development and management services income	(8,551)	(6,460)

Consolidated Net Operating Income	$250,408	$232,393
Net Operating Income from unconsolidated joint ventures (BXP’s share) (1)	64,939	17,815

Combined Net Operating Income	$315,347	$250,208

Subtract:
Net Operating Income from Value-Added Fund (BXP’s share)	(1,084)	(1,255)

Portfolio Net Operating Income	314,263	248,953

Same Property Net Operating Income	$234,411	$232,868

Net operating income from non Same Properties (2)	64,993	14,576
Termination income	14,859	1,509

Portfolio Net Operating Income	$314,263	$248,953

Same Property Net Operating Income	$234,411	$232,868
Less straight-line rent and fair value lease revenue	8,197	6,881

Same Property Net Operating Income - cash basis	$226,214	$225,987

(1)	For disclosures related to the calculation of Net Operating Income from unconsolidated joint ventures, see page 17.
(2)	Pages 20-22 indicate by footnote the properties which are not included as part of Same Property Net Operating Income.

Boston Properties, Inc.

Second Quarter 2009

Same Property Net Operating Income by Reportable Segment

(in thousands)

	Office				Office/Technical
	For the three months ended		$ Change	% Change	For the three months ended		$ Change	% Change
	30-Jun-09	30-Jun-08			30-Jun-09	30-Jun-08
Rental Revenue	$349,403	$330,808			$11,634	$11,266
Less Termination Income	12,600	—			—	—

Rental revenue - subtotal	336,803	330,808	5,995	1.8%	11,634	11,266	368	3.3%
Operating expenses and real estate taxes	118,365	114,623	3,742	3.3%	3,262	3,205	57	1.8%

Net Operating Income (1)	$218,438	$216,185	$2,253	1.0%	$8,372	$8,061	$311	3.9%

Rental revenue - subtotal	$336,803	$330,808			$11,634	$11,266
Less straight line rent and fair value lease revenue	8,154	6,631	1,523	23.0%	57	300	(243)	-81.0%

Rental revenue - cash basis	328,649	324,177	4,472	1.4%	11,577	10,966	611	5.6%
Less:
Operating expenses and real estate taxes	118,365	114,623	3,742	3.3%	3,262	3,205	57	1.8%

Net Operating Income (2) - cash basis	$210,284	$209,554	$730	0.3%	$8,315	$7,761	$554	7.1%

	Sub-Total				Hotel
	For the three months ended		$ Change	% Change	For the three months ended		$ Change	% Change
	30-Jun-09	30-Jun-08			30-Jun-09	30-Jun-08
Rental Revenue	$361,037	$342,074			$7,396	$9,708
Less Termination Income	12,600	—			—	—

Rental revenue - subtotal	348,437	342,074	6,363	1.9%	7,396	9,708	$(2,312)	-23.8%
Operating expenses and real estate taxes	121,627	117,828	3,799	3.2%	5,359	6,449	(1,090)	-16.9%

Net Operating Income (1)	$226,810	$224,246	$2,564	1.1%	$2,037	$3,259	$(1,222)	-37.5%

Rental revenue - subtotal	$348,437	$342,074			$7,396	$9,708
Less straight line rent and fair value lease revenue	8,211	6,931	1,280	18.5%	(1)	(1)	—	0.0%

Rental revenue - cash basis	340,226	335,143	5,083	1.5%	7,397	9,709	(2,312)	-23.8%
Less:
Operating expenses and real estate taxes	121,627	117,828	3,799	3.2%	5,359	6,449	(1,090)	-16.9%

Net Operating Income (2) - cash basis	$218,599	$217,315	$1,284	0.6%	$2,038	$3,260	$(1,222)	-37.5%

	Unconsolidated Joint Ventures (3)				Total
	For the three months ended		$ Change	% Change	For the three months ended		$ Change	% Change
	30-Jun-09	30-Jun-08			30-Jun-09	30-Jun-08
Rental Revenue	$9,320	$10,500			$377,753	$362,282
Less Termination Income	112	1,509			12,712	1,509

Rental revenue - subtotal	9,208	8,991	$217	2.4%	365,041	360,773	4,268	1.2%
Operating expenses and real estate taxes	3,644	3,628	16	0.4%	130,630	127,905	2,725	2.1%

Net Operating Income (1)	$5,564	$5,363	$201	3.7%	$234,411	$232,868	$1,543	0.7%

Rental revenue - subtotal	$9,208	$8,991			$365,041	$360,773
Less straight line rent and fair value lease revenue	(13)	(49)	36	-73.5%	8,197	6,881	1,316	19.1%

Rental revenue - cash basis	9,221	9,040	181	2.0%	356,844	353,892	2,952	0.8%
Less:
Operating expenses and real estate taxes	3,644	3,628	16	0.4%	130,630	127,905	2,725	2.1%

Net Operating Income (2) - cash basis	$5,577	$5,412	$165	3.0%	$226,214	$225,987	$227	0.1%

(1)	For a quantitative reconciliation of net operating income (NOI) to net income available to common shareholders, see page 42. For disclosures relating to our use of NOI see page 50.
(2)	For a quantitative reconciliation of NOI to NOI on a cash basis see page 42. For disclosures relating to our use of NOI see page 50.
(3)	Does not include the Value-Added Fund.

Boston Properties, Inc.

Second Quarter 2009

LEASING ACTIVITY

All In-Service Properties - quarter ended June 30, 2009

	Office	Office/Technical	Total
Vacant space available @ 4/1/2009 (sf)	1,674,634	300,275	1,974,909
Property dispositions/ assets taken out of service (sf)	—	—	—
Property acquisitions/ assets placed in-service (sf)	174,181	—	174,181
Leases expiring or terminated 4/1/2009-6/30/2009 (sf)	1,627,948	—	1,627,948

Total space for lease (sf)	3,476,763	300,275	3,777,038

New tenants (sf)	581,830	—	581,830
Renewals (sf)	406,522	—	406,522

Total space leased (sf)	988,352	—	988,352 (1)

Space available @ 6/30/2009 (sf)	2,488,411	300,275	2,788,686

Net (increase)/decrease in available space (sf)	(813,777)	—	(813,777)
2nd generation Average lease term (months)	92	—	92
2nd generation Average free rent (days)	41	—	41
2nd generation TI/Comm PSF	$37.75	$—	$37.75
Increase (decrease) in 2nd generation gross rents (2)	12.25%	0.00%	12.25%
Increase (decrease) in 2nd generation net rents (3)	18.13%	0.00%	18.13%

	All leases 1st Generation	All leases 2nd Generation	Incr (decr) in 2nd gen. gross cash rents (2)	Incr (decr) in 2nd gen. net cash rents (3)	Total Leased (4)	Total square feet of leases executed in the quarter (5)
Boston	—	531,773	4.55%	6.79%	531,773	188,846
Washington	85,000	204,179	4.68%	7.59%	289,179	133,017
New York	—	144,195	32.28%	48.87%	144,195	259,374
San Francisco	—	21,587	15.87%	26.16%	21,587	23,502
Princeton	—	1,618	0.00%	0.00%	1,618	2,940

	85,000	903,352	12.25%	18.13%	988,352	607,679

(1)	Details of 1st and 2nd generation space is located in chart below.
(2)	Represents increase (decrease) in gross rent (total base rent and expense reimbursements), comparing the change in rent at lease expiration vs. initial rent of the new lease for 2nd generation space that has been vacant for less than twelve months. The total footage being weighted is 884,193.
(3)	Represents increase (decrease) in net rent (base rent less base year expense), comparing the rent at lease expiration vs. initial rent of the new lease for 2nd generation space that has been vacant for less than twelve months. The total footage being weighted is 884,193.
(4)	Represents leases for which rental revenue has commenced in accordance with GAAP during the quarter.
(5)	Represents leases executed in the quarter for which the GAAP impact may be recognized in the current or future quarter, including properties currently under development.

Boston Properties, Inc.

Second Quarter 2009

HISTORICALLY GENERATED CAPITAL EXPENDITURES,

TENANT IMPROVEMENT COSTS AND LEASING COMMISSIONS

Historical Capital Expenditures

(in thousands)

	Q2 2009	Q1 2009	2008		2007	2006
Recurring capital expenditures	$5,702	$8,814	$29,781		$36,599	$25,718

Planned non-recurring capital expenditures associated with acquisition properties	48	382	3,203		1,490	3,869

Hotel improvements, equipment upgrades and replacements	279	662	2,317	(1)	1,127	7,969	(2)

	$6,029	$9,858	$35,301		$39,216	$37,556

2nd Generation Tenant Improvements and Leasing Commissions

	Q2 2009	Q1 2009	2008	2007	2006
Office
Square feet	903,352	608,030	2,472,619	3,201,812	2,972,996

Tenant improvement and lease commissions PSF	$37.75	$42.62	$30.17	$23.88	$29.14

Office/Technical
Square feet	—	31,060	26,388	226,692	33,400

Tenant improvement and lease commissions PSF	$—	$0.49	$—	$26.62	$—

Average tenant improvement and lease commissions PSF	$37.75	$40.49	$29.85	$24.06	$28.82

(1)	Includes approximately $723 of costs related to suites renovation at Cambridge Center Marriott.
(2)	Includes approximately $5,600 of costs related to a room renovation project at Cambridge Center Marriott.

Boston Properties, Inc.

Second Quarter 2009

ACQUISITIONS/DISPOSITIONS

as of June 30, 2009

ACQUISITIONS

For the period from January 1, 2009 through June 30, 2009

Property	Date Acquired	Square Feet	Initial Investment	Anticipated Future Investment		Total Investment	Percentage Leased
17 Cambridge Center (Development Rights)	Jan-09	N/A	$11,400,000	$—	(1)	$11,400,000	N/A

Total Acquisitions		—	$11,400,000	$—		$11,400,000	—

DISPOSITIONS

For the period from January 1, 2009 through June 30, 2009

Property	Date Disposed	Square Feet	Gross Sales Price	Book Gain
20 F Street Land (2)	Apr-08	—	$—	$7,288,000

Total Dispositions		—	$—	$7,288,000

(1)	Anticipated future investment on development projects are not included.
(2)	On April 14, 2008, the Company sold a parcel of land located in Washington, D.C. for approximately $33.7 million. The Company had previously entered into a development agreement with the buyer to develop a Class A office property on the parcel totaling approximately 165,000 net rentable square feet. The estimated gain on sale totaling approximately $23.4 million has been deferred and will be recognized over the construction period.

Boston Properties, Inc.

Second Quarter 2009

VALUE CREATION PIPELINE - CONSTRUCTION IN PROGRESS (1)

as of June 30, 2009

Construction Properties	Initial Occupancy	Estimated Stabilization Date	Location	# of Buildings	Square feet	Investment to Date (2) (3)	Estimated Total Investment (2) (3)	Total Construction Loan (2)	Amount Drawn at 06/30/09 (2)	Estimated Future Equity Requirement (2)	Percentage Leased (4)
Democracy Tower (formerly South of Market - Phase II)	Q3 2009	Q3 2009	Reston, VA	1	225,000	76,616,181	87,200,000	65,000,000	46,845,171	—	100%
701 Carnegie Center	Q3 2009	Q3 2009	Princeton, NJ	1	120,000	27,895,702	34,000,000	—	—	6,104,298	100%
Weston Corporate Center	Q3 2010	Q3 2010	Weston, MA	1	356,367	56,391,714	150,000,000	—	—	93,608,286	100%
Atlantic Wharf (formerly Russia Wharf) (5)	Q1 2011	Q1 2012	Boston, MA	2	815,000	288,405,110	550,000,000	215,000,000	—	46,594,890	78	% (6)
2200 Pennsylvania Avenue (7)	Q2 2011	Q2 2012	Washington, DC	2	780,000	56,609,415	380,000,000	—	—	323,390,585	42	% (8)

Total Properties under Construction				7	2,296,367	$505,918,122	$1,201,200,000	$280,000,000	$46,845,171	$469,698,059	78	% (6)(8)

250 West 55th (9)	—	—	New York, NY	1	1,000,000	443,850,751	480,000,000	—	—	36,149,249	22%

Total Properties Suspended				1	1,000,000	$443,850,751	$480,000,000	$—	$—	$36,149,249	22%

PROJECTS PLACED-IN-SERVICE DURING 2009

	Initial In Service Date	Estimated Stabilization Date	Location	# of Buildings	Square feet	Investment to Date (3)	Estimated Total Investment (3)	Debt	Drawn at 06/30/09 (2)	Estimated Future Equity Requirement	Percentage Leased
One Preserve Parkway	Q2 2008	Q3 2010	Rockville, MD	1	183,789	$47,725,302	$60,536,931	$—	$—	$12,811,629	20%
Wisconsin Place (66.67% ownership) (10)	Q2 2009	Q2 2009	Chevy Chase, MD	1	299,136	81,658,022	93,500,000	79,970,501	61,262,486	—	91%

Total Projects Placed in Service				2	482,925	$129,383,324	$154,036,931	$79,970,501	$61,262,486	$12,811,629	64%

IN-SERVICE PROPERTIES HELD FOR RE-DEVELOPMENT

	Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF (11)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)	Estimated Future SF (12)
103 Fourth Avenue	Route 128 Mass Turnpike MA	1	62,476	58.5%	$22.07	N	S	265,000
Waltham Office Center	Route 128 Mass Turnpike MA	3	129,262	24.7%	14.75	N	S	414,000
6601 Springfield Center Drive	Fairfax County VA	1	26,388	100.0%	13.72	N	S	86,000
6605 Springfield Center Drive	Fairfax County VA	1	68,907	0.0%	—	N	S	300,000
North First Business Park	San Jose, CA	5	190,636	75.8%	15.99	N	S	683,000
635 Massachusetts Avenue	Washington, DC	1	211,000	100.0%	28.31	N	CBD	450,000

Total Properties held for Re-Development		12	688,669	65.4%	$22.03			2,198,000

(1)	A project is classified as Construction in Progress when construction or supply contracts have been signed, physical improvements have commenced or a lease has been signed.
(2)	Represents the Company’s share.
(3)	Includes net revenue during lease up period.
(4)	Represents percentage leased as of July 21, 2009.
(5)	Project includes 235,000 square feet of residential space for rent or for sale and 28,000 square feet of retail space.
(6)	Percentage Leased excludes 235,000 square feet of residential space and includes 28,000 square feet of retail space.
(7)	Project includes 280,000 square feet of residential space and 50,000 square feet of retail space in the Residential Component and 22,000 square feet of retail space in the Office Component.
(8)	Percentage Lease excludes 330,000 square feet of the Residential Component and includes 22,000 square feet of retail space in the Office Component.
(9)	On February 6, 2009, we announced that we are suspending construction. We intend to complete the construction of foundations and steel/deck to grade to facilitate a restart of construction in the future and therefore anticipate that most construction activity on this project will be completed by the end of the fourth quarter of 2009. The estimated total investment only reflects the completion of this work and does not reflect the estimated costs of the potential future completion of this project.
(10)	Includes approximately $41.2 million of land and infrastructure costs invested to date.
(11)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(12)	Included in Approximate Developable Square Feet of Value Creation Pipeline - Owned Land Parcels on page 48.

Boston Properties, Inc.

Second Quarter 2009

VALUE CREATION PIPELINE - OWNED LAND PARCELS

as of June 30, 2009

Location	Acreage	Approximate Developable Square Feet
San Jose, CA (1) (2)	44.0	2,600,000
Waltham, MA (1)	25.4	1,150,000
Reston, VA	33.8	910,000
Dulles, VA (3)	76.6	760,000
Gaithersburg, MD	27.0	850,000
Springfield, VA (1)	17.8	800,000
Rockville, MD	58.1	759,000
Boston, MA (4)	1.2	700,000
Washington, DC (1)	1.0	450,000
Marlborough, MA	50.0	400,000
Annapolis, MD (50% ownership)	20.0	300,000
Andover, MA	10.0	110,000
New York, NY (50% ownership) (5)	0.2	TBD

	365.1	9,789,000

VALUE CREATION PIPELINE - LAND PURCHASE OPTIONS

as of June 30, 2009

Location	Acreage	Approximate Developable Square Feet
Princeton, NJ (6)	143.1	1,780,000
Cambridge, MA (7)	1.1	370,000

	144.2	2,150,000

(1)	Properties on-site are held for future re-development and are referenced on page 47.
(2)	Includes an additional 460,000 square feet of developable square footage at our 3200 Zanker Road project.
(3)	Does not include 122,000 square feet which is under a long term ground lease.
(4)	Includes approximately 250,000 square feet of residential development.
(5)	Previously reported as land purchase options, includes four sites, comprised of five lots with air rights. The developable square feet remains to be determined.
(6)	$30.50 per square foot and $125,000 per annum non-refundable payment.
(7)	In accordance with an agreement executed on November 26, 2008, 170,000 square feet of office development was transferred to the Company on January 16, 2009. The Company has the option to purchase an additional 200,000 square feet of residential rights.

Boston Properties, Inc.

Second Quarter 2009

Definitions

This section contains an explanation of certain non-GAAP financial measures we provide in other sections of this document, as well as the reasons why management believes these measures provide useful information to investors about the Company’s financial condition or results of operations. Additional detail can be found in the Company’s most recent annual report on Form 10-K and quarterly report on Form 10-Q, as well as other documents filed with or furnished to the SEC from time to time.

Funds from Operations

Pursuant to the revised definition of Funds from Operations adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), we calculate Funds from Operations, or “FFO,” by adjusting net income (loss) (computed in accordance with GAAP, including non-recurring items) for gains (or losses) from sales of properties, real estate related depreciation and amortization, and after adjustment for unconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure. The use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial in improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Management generally considers FFO to be a useful measure for reviewing our comparative operating and financial performance because, by excluding gains and losses related to sales of previously depreciated operating real estate assets and excluding real estate asset depreciation and amortization (which can vary among owners of identical assets in similar condition based on historical cost accounting and useful life estimates), FFO can help one compare the operating performance of a company’s real estate between periods or as compared to different companies. Our computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently.

FFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance. FFO does not represent cash generated from operating activities determined in accordance with GAAP, and is not a measure of liquidity or an indicator of our ability to make cash distributions. We believe that to further understand our performance, FFO should be compared with our reported net income and considered in addition to cash flows in accordance with GAAP, as presented in our consolidated financial statements.

Funds Available for Distribution (FAD)

In addition to FFO, we present Funds Available for Distribution (FAD) by (1) adding to FFO non-real estate depreciation, net derivative losses (gains), impairments, FSP APB 14-1 interest expense adjustment and non-cash termination income, (2) eliminating the effect of straight-line rent, (3) subtracting: recurring capital expenditures; hotel improvements, equipment upgrades and replacements; and second generation tenant improvement and leasing commissions; and (4) subtracting all non-cash compensation expense related to restricted securities. Although our FAD may not be comparable to that of other REITs and real estate companies, we believe it provides a meaningful indicator of our ability to fund cash needs and to make cash distributions to equity owners. In addition, we believe that to further understand our liquidity, FAD should be compared with our cash flows in accordance with GAAP, as presented in our consolidated financial statements. FAD does not represent cash generated from operating activities determined in accordance with GAAP, and FAD should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of our liquidity.

Total Consolidated Debt to Total Consolidated Market Capitalization Ratio

Total consolidated debt to total consolidated market capitalization ratio, defined as total consolidated debt as a percentage of the market value of our outstanding equity securities plus our total consolidated debt, is a measure of leverage commonly used by analysts in the REIT sector. Total consolidated market capitalization is the sum of (A) our total consolidated indebtedness outstanding plus (B) the market value of our outstanding equity securities calculated using the closing price per share of common stock of the Company multiplied by the sum of (1) outstanding shares of common stock of the Company, (2) outstanding common units of limited partnership interest in Boston Properties Limited Partnership (excluding common units held by the Company), (3) common units issuable upon conversion of all outstanding Series Two Preferred Units of partnership interest in Boston Properties Limited Partnership and (4) common units issuable upon conversion of all outstanding LTIP Units, assuming all conditions have been met for the conversion of the LTIP Units. We are presenting this ratio because our degree of leverage could affect our ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes. Investors should understand that our total consolidated debt to total consolidated market capitalization ratio is in part a function of the market price of the common stock of the Company, and as such will fluctuate with changes in such price and does not necessarily reflect our capacity to incur additional debt to finance our activities or our ability to manage our existing debt obligations. However, for a company like ours, whose assets are primarily income-producing real estate, the total consolidated debt to total consolidated market capitalization ratio may provide investors with an alternate indication of leverage, so long as it is evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of our outstanding indebtedness.

Total Combined Debt to Total Combined Market Capitalization Ratio

Total combined debt to total combined market capitalization ratio, defined as total combined debt (which equals our total consolidated debt plus our share of unconsolidated joint venture debt) as a percentage of the market value of our outstanding equity securities plus our total combined debt, is an alternative measure of leverage used by some analysts in the REIT sector. Total combined market capitalization is the sum of (A) our total combined debt plus (B) the market value of our outstanding equity securities calculated using the closing price per share of common stock of the Company multiplied by the sum of (1) outstanding shares of common stock of the Company, (2) outstanding common units of limited partnership interest in Boston Properties Limited Partnership (excluding common units held by the Company), (3) common units issuable upon conversion of all outstanding Series Two Preferred Units of partnership interest in Boston Properties Limited Partnership and (4) common units issuable upon conversion of all outstanding LTIP Units, assuming all conditions have been met for the conversion of the LTIP Units.

We present this ratio because, following our acquisitions of the General Motors Building, Two Grand Central Tower, 125 West 55th Street and 540 Madison Avenue through unconsolidated joint ventures in June and August 2008, our share of unconsolidated joint venture debt increased significantly compared to prior periods when the amount of assets held through unconsolidated joint ventures was significantly smaller. In light of the difference between our total consolidated debt and our total combined debt, we believe that presenting our total combined debt to total combined market capitalization as well may provide investors with a more complete picture of our leverage. Investors should understand that our total combined debt to total combined market capitalization ratio is in part a function of the market price of the common stock of the Company, and as such will fluctuate with changes in such price and does not necessarily reflect our capacity to incur additional debt to finance our activities or our ability to manage our existing debt obligations. The total combined debt to total combined market capitalization ratio should be evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of our outstanding indebtedness.

Boston Properties, Inc.

Second Quarter 2009

Definitions

Consolidated Net Operating Income (NOI)

Consolidated NOI is a non-GAAP financial measure equal to net income available to common shareholders, the most directly comparable GAAP financial measure, plus corporate general and administrative expense, depreciation and amortization, interest expense, loss from suspension of development, net derivative losses and losses from early extinguishment of debt, less interest income, development and management services income, income attributable to noncontrolling interests, gains from property dispositions, gains on sale from discontinued operations, income from discontinued operations and income from unconsolidated joint ventures. In some cases we also present Consolidated NOI on a cash basis, which is Consolidated NOI after eliminating the effects of straight-lining of rent and fair value lease revenue. We use Consolidated NOI internally as a performance measure and believe Consolidated NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level. Therefore, we believe Consolidated NOI is a useful measure for evaluating the operating performance of our real estate assets. Our management also uses Consolidated NOI to evaluate regional property level performance and to make decisions about resource allocations. Further, we believe Consolidated NOI is useful to investors as a performance measure because, when compared across periods, Consolidated NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. Consolidated NOI excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. In addition, depreciation and amortization, because of historical cost accounting and useful life estimates, may distort operating performance at the property level. Consolidated NOI presented by us may not be comparable to Consolidated NOI reported by other REITs that define Consolidated NOI differently. We believe that in order to facilitate a clear understanding of our operating results, Consolidated NOI should be examined in conjunction with net income as presented in our consolidated financial statements. Consolidated NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

Combined Net Operating Income (NOI)

Combined NOI is a non-GAAP financial measure equal to Consolidated NOI plus our share of income from unconsolidated joint ventures. In some cases we also present Combined NOI on a cash basis, which is Combined NOI after eliminating the effects of straight-lining of rent and fair value lease revenue. In addition to Consolidated NOI, we use Combined NOI internally as a performance measure and believe Combined NOI provides useful information to investors regarding our financial condition and results of operations because it includes the impact of our unconsolidated joint ventures, which have become significant. Therefore, we believe Combined NOI is a useful measure for evaluating the operating performance of all of our real estate assets, including those held by our unconsolidated joint ventures. Our management also uses Combined NOI to evaluate regional property level performance and to make decisions about resource allocations. Further, like Consolidated NOI, we believe Combined NOI is useful to investors as a performance measure because, when compared across periods, Combined NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. Combined NOI presented by us may not be comparable to Combined NOI reported by other REITs that define Combined NOI differently. We believe that in order to facilitate a clear understanding of our operating results, Combined NOI should be examined in conjunction with net income as presented in our consolidated financial statements. Combined NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

Portfolio Net Operating Income (NOI)

Portfolio NOI is a non-GAAP financial measure equal to Combined NOI less our share of income from the Value-Added Fund in recognition of the fact that we do not include non-core office properties held by the fund in the Company’s portfolio information tables or other portfolio level statistics because they have deficiencies in property characteristics which provide opportunity to create value. In some cases we also present Portfolio NOI on a cash basis, which is Portfolio NOI after eliminating the effects of straight-lining of rent and fair value lease revenue. In addition to Consolidated NOI and Combined NOI, we use Portfolio NOI internally as a performance measure and believe Portfolio NOI provides useful information to investors regarding our financial condition and results of operations because it includes the impact of our unconsolidated joint ventures, which have become significant, but excludes the impact of the Value-Added Fund. Therefore, we believe Portfolio NOI is a useful measure for evaluating the operating performance of our active portfolio, including both consolidated assets and those held by our unconsolidated joint ventures. Our management also uses Portfolio NOI to evaluate regional property level performance and to make decisions about resource allocations. Further, like Consolidated NOI and Combined NOI, we believe Portfolio NOI is useful to investors as a performance measure because, when compared across periods, Portfolio NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. Portfolio NOI presented by us may not be comparable to Portfolio NOI reported by other REITs that define Portfolio NOI differently. We believe that in order to facilitate a clear understanding of our operating results, Portfolio NOI should be examined in conjunction with net income as presented in our consolidated financial statements. Portfolio NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

In-Service Properties

In-service properties include properties held by our unconsolidated joint ventures (other than the Value-Added Fund). We treat a property as being “in-service” upon the earlier of (i) lease-up and completion of tenant improvements or (ii) one year after cessation of major construction activity under GAAP. The determination as to when a property should be treated as “in-service” involves a degree of judgment and is made by management based on the relevant facts and circumstances of the particular property. For portfolio operating and occupancy statistics we specify a single date for treating a property as “in-service” which is generally later than the date the property is placed in-service for GAAP. Under GAAP a property may be placed in service in stages as construction is completed and the property is held available for occupancy. In accordance with GAAP, when a portion of a property has been substantially completed and occupied or held available for occupancy, we cease capitalization on that portion, though we may not treat the property as being “in-service,” and continue to capitalize only those costs associated with the portion still under construction.

Same Properties

In our analysis of NOI, particularly to make comparisons of NOI between periods meaningful, it is important to provide information for properties that were in-service and owned by us throughout each period presented. We refer to properties acquired or placed in-service prior to the beginning of the earliest period presented and owned by us through the end of the latest period presented as “Same Properties.” “Same Properties” therefore exclude properties placed in-service, acquired or repositioned after the beginning of the earliest period presented or disposed of prior to the end of the latest period presented. Accordingly, it takes at least one year and one quarter after a property is acquired or treated as “in-service” for that property to be included in “Same Properties.” Pages 20-22 indicate by footnote the “In-Service Properties” which are not included in “Same Properties.” “Same Properties NOI” includes our share of net operating income from unconsolidated joint ventures (other than the Value-Added Fund).

Annualized Revenue

Contractual rental obligations at the end of the reporting period, including contractual reimbursements, on an annualized cash basis.

Future Annualized Revenue

Contractual rental obligations at lease expiration, including current contractual reimbursements, on an annualized cash basis.